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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

LAUREATE EDUCATION, INC. (Name of Registrant As Specified In Its Charter)

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650 S. EXETER STREET
BALTIMORE, MD 21202

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
DATE FIRST MAILED TO STOCKHOLDERS: JUNE 30, 2017

        To our Stockholders:

        This Notice and the accompanying Information Statement are being furnished to the stockholders of Laureate Education, Inc., a public benefit corporation formed under the laws of Delaware ("Laureate," the "Company," "we," "us," or "our"), to notify stockholders of the actions taken by Laureate's Board of Directors (the "Board") on June 19, 2017, and by the holder (the "Majority Holder") of a majority of the voting power of the issued and outstanding shares of Class A common stock, par value $0.004 per share ("Class A common stock"), of the Company, and Class B common stock, par value $0.004 per share ("Class B common stock"), of the Company, voting together as a single class, by written consent dated June 19, 2017 (i) approving a one-time stock option repricing (the "Option Repricing") and (ii) adopting the Laureate Education, Inc. Amended and Restated 2013 Long-Term Incentive Plan (the "Amended Plan"), an amendment and restatement of the Company's 2013 Long-Term Incentive Plan (the "2013 Plan").

        Pursuant to the Option Repricing, the exercise price of each Relevant Option (as defined below) will be amended to reduce such exercise price to the average closing price of a share of the Company's Class A common stock as reported on the Nasdaq Global Select Market over the twenty (20) calendar days preceding the date on which the Option Repricing becomes effective. "Relevant Options" are all outstanding stock options as of June 19, 2017 (vested or unvested) to acquire shares of Class B common stock granted under the 2013 Plan during calendar years 2013 through 2016. We expect that the Option Repricing will become effective on or about July 20, 2017, which is the 20th calendar day after the mailing of this Notice and Information Statement to our stockholders (and in no event will the Option Repricing become effective before that time). The Board believes that the Option Repricing is in the best interest of stockholders and the Company, as the amended stock options will provide added incentives to retain and motivate key contributors of the Company, which is necessary for the Company's future success and growth in the value of its shares.

        The 2013 Plan was revised and updated in the form of the Amended Plan to include the following material changes, which were specifically approved by the Majority Holder: (i) an increase in the number of shares of Class A common stock that may be issued pursuant to awards under the Amended Plan from 12,170,918 to 14,713,960; (ii) the addition of performance metrics, the ability to grant cash awards, and annual limits on grants, intended to qualify awards as performance-based awards that are not subject to certain limits on tax deductibility of compensation payable to certain executives; and (iii) an extension of the term of the 2013 Plan so that it will expire on June 18, 2027, the day before the tenth anniversary of the date the Board adopted the Amended Plan.

        As the matters set forth in this Information Statement have been duly authorized and approved by the Majority Holder, your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information, and also serves the purposes of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder, including Regulation 14C, and as the notice required by Section 228 of the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of our stockholders. You do not need to do anything in response to this Notice and the accompanying Information Statement.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,
Douglas L. Becker Chairman and Chief Executive Officer

LAUREATE EDUCATION, INC.
650 S. Exeter Street
BALTIMORE, MD 21202

(410) 843-6100

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

ABOUT THIS INFORMATION STATEMENT

General

        Laureate Education, Inc., a public benefit corporation formed under the laws of Delaware ("Laureate," the "Company," "we," "us," or "our"), is sending you this Information Statement solely for purposes of informing our stockholders of record as of June 19, 2017 of actions taken by our stockholders by less than unanimous written consent in lieu of a special meeting of stockholders. No action is requested or required on your part.

        This Information Statement is being mailed on or about June 30, 2017. The Company's principal executive offices are located at 650 S Exeter Street, Baltimore, Maryland 21202, and the Company's telephone number is (410) 843-6100.

Summary of the Corporate Actions

        The Board of Directors (the "Board") of the Company has approved, and the holder (the "Majority Holder") of a majority of the voting power of the issued and outstanding shares Class A common stock, par value $0.004 per share ("Class A common stock"), of the Company, and Class B common stock, par value $0.004 per share ("Class B common stock"), of the Company, voting together as a single class, by written consent dated June 19, 2017 (i) approved a one-time stock option repricing (the "Option Repricing") as described in more detail below and (ii) approved and adopted the Laureate Education, Inc. Amended and Restated 2013 Long-Term Incentive Plan (the "Amended Plan"), an amendment and restatement of the Company's 2013 Long-Term Incentive Plan (the "2013 Plan").

        Under the Option Repricing, the exercise price of each Relevant Option (as defined below) will be amended to reduce such exercise price to the average closing price of a share of the Company's Class A common stock as reported on the Nasdaq Global Select Market over the twenty (20) calendar days preceding the date on which the Option Repricing becomes effective. "Relevant Options" are all outstanding stock options as of June 19, 2017 (vested or unvested) to acquire shares of Class B common stock granted under the 2013 Plan during calendar years 2013 through 2016. We expect that the Option Repricing will become effective on or about July 20, 2017, which is the 20th calendar day after the mailing of this Notice and Information Statement to stockholders (and in no event will the Option Repricing become effective before that time). All Relevant Options are eligible for the repricing and accordingly, the exercise price of each such stock option will be automatically amended, without any action required by the holder thereof. Stockholder approval is required for the Option Repricing under the listing rules of the Nasdaq Stock Market (the "Nasdaq Listing Rules") and the terms of the 2013 Plan. Such approval has been received by the Company from the Majority Holder by written consent dated June 19, 2017.

        The 2013 Plan was revised and updated to include the following material changes which were specifically approved by the Majority Holder in the form of the Amended Plan: (i) an increase in the number of shares of Class A common stock that may be issued pursuant to awards under the Amended Plan from 12,170,918 to 14,713,960; (ii) the addition of performance metrics, the ability to grant cash awards, and annual limits on grants, intended to qualify awards as performance-based awards that are not subject to certain limits on tax deductibility of compensation payable to certain executives; and (iii) an extension of the term of the 2013 Plan so that it will expire on June 18, 2027, the day before the tenth anniversary of the date the Board adopted the Amended Plan.

        Our Class A common stock has traded on the Nasdaq Global Select Market under the symbol "LAUR" since February 1, 2017. Prior to that date, there was no public trading market for our Class A common stock. There is currently no established public trading market for our Class B common stock. Each share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain transfers described in our amended and restated certificate of incorporation, including transfers for tax and estate planning purposes, including to trusts, corporations and partnerships controlled by a holder of Class B common stock.

Voting and Vote Required

        The Company is not seeking consent, authorizations or proxies from you. Under the Delaware General Corporation Law (the "DGCL"), the Company's amended and restated certificate of incorporation, the Company's amended and restated bylaws and the Nasdaq Listing Rules, the Option Repricing may be approved, without a meeting of stockholders, by a resolution of our Board, followed by the written consent of stockholders representing a majority of the voting power of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class. As of June 9, 2017, the Company had 35,410,140 shares of Class A common stock outstanding and entitled to vote and 133,153,249 shares of Class B common stock outstanding and entitled to vote. Each share of Class A common stock is entitled to one (1) vote and each share of Class B common stock is entitled to ten (10) votes. The written consent was executed by stockholders holding zero shares of Class A common stock and 126,189,616 shares of Class B common stock, representing a majority of the voting power majority of the issued and outstanding shares of Class A common stock and Class B common stock voting together as a single class. Accordingly, the written consent was executed by stockholders holding sufficient voting power to approve the Option Repricing and Amended Plan by written consent and no further stockholder action is required.

Dissenters' Rights of Appraisal

        The DGCL does not provide dissenters' rights of appraisal to the Company's stockholders in connection with the matters approved by the written consent.

Notice Pursuant to the Company's Bylaws and Delaware General Corporation Law

        Pursuant to Article VII, Section F of our amended and restated certificate of incorporation and Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company's stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Article VII, Section F of our amended and restated certificate of incorporation and Section 228(e) of the DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

 APPROVAL OF A ONE-TIME OPTION REPRICING PROGRAM

        On June 19, 2017, the Board approved, and the Majority Holder approved by written consent, the Option Repricing, under which all Relevant Options will be amended to reduce their exercise price as described below.

  Introduction

        The Company maintains the 2013 Plan (now the Amended Plan) for the benefit of certain directors, officers, and employees of the Company and its subsidiaries, as well as for others performing consulting or advisory services for the Company. The purpose of the plan is to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them with appropriate incentives to maximize shareholder value and contribute to the long-term success of the Company. The Company has granted stock options under the 2013 Plan consistent with the view that stock-based incentive compensation opportunities play a key role in the Company being able to recruit, motivate and retain qualified individuals. While the Company's compensation packages generally include a number of different components, the Company believes that equity compensation is key to linking pay to performance as it encourages employees to work toward the Company's success and aligns their interests with those of the Company's stockholders by providing them with a means by which they can benefit from increasing the value of the Company's stock.

        Since our initial public offering on February 1, 2017, our Class A common stock has traded on the Nasdaq Global Select Market under the symbol "LAUR". Prior to that date, there was no public trading market for our Class A common stock. There is currently no established public trading market for our Class B common stock. Each share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain transfers described in our amended and restated certificate of incorporation, including transfers for tax and estate planning purposes, including to trusts, corporations and partnerships controlled by a holder of Class B common stock. Since October 25, 2016, when our share price was determined by the Compensation Committee of the Board of Directors (the "Compensation Committee") based on several factors, including an independent third party valuation, our share price has declined and, as of June 19, 2017, 100% of the Relevant Options have exercise prices at or above the recent closing prices of our Class A common stock. As of June 9, 2017, the closing price of our Class A common stock was $17.61 per share, whereas the weighted average exercise price of all 5,273,388 outstanding stock options under the 2013 Plan as of that date was $23.21. Although the Company continues to believe that stock options are an important component of the Company's compensation program, the underwater stock options may be perceived by their holders as having a reduced incentive and retention effect due to the difference between the exercise prices and the current price of our Class A common stock.

        The Board believes that the Option Repricing, as designed, is in the best interest of stockholders and the Company, as the repriced stock options will reverse the condition of lost incentive and value, restore the retentive benefit of the affected stock options, and reduce or eliminate the need to grant replacement equity incentives, which would deplete the available share reserve under the plan, or to grant replacement cash incentives, which could put an undue strain on the Company's cash resources.

  Board and Stockholder Approval

        On June 19, 2017, the Board authorized the Option Repricing, which was approved by the Majority Holder by written consent dated June 19, 2017. Stockholder approval of the Option Repricing was required under the Nasdaq Listing Rules and the terms of the 2013 Plan.

  Summary of Material Terms of Option Repricing

        Pursuant to the approved Option Repricing, the exercise price of each Relevant Option will be amended to reduce such exercise price to the average closing price of a share of the Company's Class A common stock as reported on the Nasdaq Global Select Market over the twenty (20) calendar days preceding the date on which the Option Repricing becomes effective. We expect that the Option Repricing will become effective on or about July 20, 2017, which is the 20th calendar day after the mailing of this Notice and Information Statement to stockholders (and in no event will the Option Repricing become effective before that time). Participation in the Option Repricing is not voluntary or discretionary; all Relevant Options will be eligible for the repricing and accordingly, the exercise price of each such Relevant Option will be automatically amended as described above, without any action required by the holder thereof. As of June 9, 2017, an aggregate of 5,273,388 Relevant Options with a weighted average exercise price of $23.21 were outstanding under the 2013 Plan and held by 212 individuals. All of the Relevant Options, with a weighted average exercise price of $23.21, were eligible for amendment pursuant to the Option Repricing. Under the Option Repricing, the exercise price of an eligible Relevant Option will not be amended in a manner that increases the exercise price above that in effect as of the date hereof. No additional stock options will be granted by the Company in connection with the Option Repricing.

        Except for the reduction in the exercise price of the Relevant Options described above, all outstanding stock options under the 2013 Plan will continue to remain outstanding in accordance with all of the current terms and conditions set forth in the 2013 Plan and the applicable award agreements. As of the date of this Information Statement, the 2013 Plan and the Company's 2007 Stock Incentive Plan for Key Employees of Laureate Education, Inc. and its Subsidiaries (the "2007 Plan") are the only equity plans under which the Company has stock options outstanding.

APPROVAL OF AMENDED AND RESTATED 2013 LONG-TERM INCENTIVE PLAN

        On June 19, 2017, the Board approved, and the Majority Holder approved by written consent, the Amended Plan.

  Introduction

  Share Reserve Increase

        The Company operates in a challenging marketplace in which the Company's success depends to a great extent on the Company's ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools the Board regards as essential in addressing these human resource challenges is a competitive equity incentive program. The Company's employee stock incentive program provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement it in ways that will make the most effective use of the shares the Company's stockholders authorize for incentive purposes. The Board determined that increasing the shares reserved for issuance under the 2013 Plan was necessary for the Company to continue to offer a competitive equity incentive program. The Board and Majority Holder approved the Amended Plan which includes an increase in the number of shares of Class A common stock that may be issued pursuant to awards under the Amended Plan from 12,170,918 to 14,713,960.

  Approval of Performance Measures and Share Limits

        In addition, the Board and the Majority Holder also approved the addition of certain provisions in the Amended Plan for the purpose of preserving the Company's ability to deduct for federal income tax purposes the compensation recognized by certain of the Company's executive officers in connection with certain awards that may be granted in the future under the Amended Plan.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits a corporation's income tax deduction for compensation paid to certain executive officers who are "covered employees" within the meaning of Section 162(m) to $1,000,000 per person per year unless the compensation qualifies as "performance-based compensation." In general, for compensation under the 2013 Plan to qualify as "performance-based compensation," certain material terms of the Amended Plan must have been approved by our stockholders in a separate vote. Therefore, the Amended Plan was revised to include the following annual limit provisions and performance metrics which were approved by the Majority Holder:

        Limits.    Subject to adjustment pursuant to the Amended Plan:

            (i)  the maximum number of shares that may be made subject to awards granted under the Amended Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 2,500,000 shares;

           (ii)  the maximum number of shares that may be made subject to awards granted under the plan during a calendar year to any one person in the form of performance awards is, in the aggregate, 1,500,000 shares;

          (iii)  in connection with awards granted under the plan during a calendar year to any one person in the form of performance shares or other stock-based or cash awards, the maximum cash amount payable thereunder is the amount equal to the number of shares made subject to an award, as limited by subsection (ii) above, multiplied by the fair market value of the shares as determined as of the payment date; and

          (iv)  in connection with awards granted under the plan during a calendar year to any one person in the form of performance units or other stock-based or cash awards, the maximum cash amount payable under such performance units or other stock-based or cash awards is, in the aggregate, $10,000,000;

        provided, however, that each of the limitations set forth above in clauses (i), (ii) and (iii) above will be multiplied by two when applied to awards granted to any individual during the calendar year in which such individual first commences service with the Company or an affiliate; and provided, further, that the limitations set forth in clauses (ii) and (iii) above will be multiplied by the number of calendar years over which the applicable performance period spans (in whole or in part), if the performance period is longer than 12 months' duration, when applied to performance awards. If an award is terminated, surrendered or cancelled in the same year in which it was granted, such award nevertheless will continue to be counted against the limitations set forth above for the calendar year in which it was granted.

        Metrics.    The vesting and/or settlement of certain awards intended to qualify as "performance-based" may be made subject to the attainment of performance goals established in writing by the Compensation Committee.

        "Performance Goals" for purposes of the Amended Plan will be based on the attainment of specified levels of one or more Performance Metrics, as defined below. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or any affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies, or a combination thereof, all as determined by the Compensation Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals will be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Compensation Committee; provided, that the Compensation Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or infrequently occurring events or transactions affecting the Company or any affiliate or the financial statements of the Company or any affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles provided that the Compensation Committee's decision as to whether such adjustments will be made with respect to any "covered employee," within the meaning of Section 162(m) of the Code, is determined when the Performance Goals and targets are established for the applicable performance period.

        "Performance Metrics" means criteria established by the Compensation Committee relating to any of the following, as it may apply to an individual, one or more business units, divisions, or affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies: revenue; sales; expenses; operating income; gross margin; EBIT; EBITDA; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return; employee satisfaction; employee retention; market share; total enrollment; new enrollment; customer satisfaction; product development; research and development expenses; completion of an identified special project; and completion of a joint venture or other corporate transaction.

        While the Company believes that compensation provided by such awards under the Amended Plan generally will be deductible by the Company for federal income tax purposes if intended, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based.

  Approval of Extension of the Amended Plan

        The Majority Holder also approved an extension of the term of the 2013 Plan so that it will now expire on June 18, 2027, the day before the tenth anniversary of the date the Board adopted the Amended Plan.

  Stockholder Approval

        On June 19, 2017, the Board approved and adopted the Amended Plan, which was approved by the Majority Holder by written consent dated June 19, 2017. Stockholder approval of the Amended Plan was required under the Nasdaq Listing Rules and the terms of the Amended Plan.

  Description of the Amended Plan

        The 2013 Plan (now the Amended Plan) is a successor plan to the 2007 Plan. After the 2013 Plan became effective, we did not make any further grants under the 2007 Plan. The Amended Plan is designed to promote the long-term financial interests and growth of the Company and its subsidiaries by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company's business; to motivate management personnel by means of growth-related incentives to achieve long-range goals; and to further the alignment of interests of recipients with those of stockholders of the Company through opportunities for increased stock or stock-based ownership in the Company. The Amended Plan provides for grants of stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards. In this "Description of the Amended Plan" section, references to "Common Stock" means shares of Class A common stock and any capital securities into which they are converted, unless otherwise specified as Class B common stock. Set forth below is a summary of the material terms of the Amended Plan. This summary of the Amended Plan is qualified by reference to the full text of the Amended Plan, which has been included as Appendix A and is herein incorporated by reference.

  Administration

        The Compensation Committee has ultimate authority to administer the Amended Plan. The Compensation Committee may delegate portions of this authority to others, as described below. Consequently, references to the "Administrator" within the Amended Plan or any award agreement may mean either the Compensation Committee or the committee(s) or officer(s) to whom administrative authority has been delegated by the Compensation Committee. In addition, at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. Except as otherwise provided in the Amended Plan, the Administrator has plenary authority, in its sole and absolute discretion, to grant awards pursuant to the terms of the Amended Plan to eligible individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Amended Plan. Among other things, the Administrator has the authority, in its sole and absolute discretion, subject to the terms and conditions of the Amended Plan to (i) determine the eligible individuals to whom, and the time or times at which, awards are granted; (ii) determine the types of awards to be granted any eligible individual; (iii) determine the number shares to be covered by or used for reference purposes for each award or the value to be transferred pursuant to any award; (iv) determine the terms, conditions and restrictions applicable to each award (which need not be identical) and any shares acquired pursuant thereto; (v) subject to certain limitations described in the Amended Plan, modify, amend or adjust the terms and conditions of any award; (vi) accelerate or otherwise change the time at or during which an award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such award; (vii) determine the fair market value of shares or other property for any purpose under the Amended Plan or any award; (viii) administer, construe and interpret the Amended Plan, award agreements and all other documents relevant to the Amended Plan and awards issued under the Amended Plan, and decide all other matters to be determined in connection with an award; (ix) establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Amended Plan and for the conduct of its business as the Administrator deems necessary or advisable; and (x) correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or in any award or award agreement in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.

  Available Shares

        Before the Board and Majority Holder approved the Amended Plan, 2,129,392 shares of our Class A common stock were reserved for issuance pursuant to future awards and 9,427,712 shares of our Class A common stock were issuable upon conversion of shares of our Class B common stock underlying equity awards outstanding under the 2013 Plan. The Board and Majority Holder approved an increase in the shares of Class A common stock reserved for issuance under the Plan by 2,543,042 shares so that the aggregate share reserve is 14,713,960 shares of Class A common stock, subject to adjustment as provided in the Amended Plan.

        If awards are cancelled, forfeited, expired, terminated unearned or settled in cash, withheld, surrendered or not issued upon settlement due to net settlement or otherwise, the shares underlying those awards under the 2007 Plan or Amended Plan will become available for grant under the Amended Plan. The number of shares available for issuance under the Amended Plan is subject to adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure or the outstanding shares of our Common Stock. In the event of any of these occurrences, the Company may make any adjustments it considers appropriate to, among other things, the number and kind of shares, options or other property available for issuance under the Amended Plan or covered by grants previously made under the Amended Plan. The shares that are available for issuance under the Amended Plan may be, in whole or in part, either authorized and unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.

  Eligibility for Participation

        Officers and employees of the Company or any of the Company's subsidiaries are eligible to participate in the Amended Plan. We may extend participation to other individuals, including non-employee directors, who are natural persons providing bona fide services to us (provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities). Prospective officers, employees and service providers who have accepted offers of employment or another service relationship from the Company may also participate in the Amended Plan but any awards that they receive may not become vested or exercisable, and no shares may be issued to any such individual, prior to the date the individual first commences performance of services with us. As of June 9, 2017, approximately 236 employees, 9 executive officers and 12 non-employee directors would have been eligible to receive awards under the Amended Plan.

  Award Agreements

        Awards granted under the Amended Plan are evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the recipient's employment, as determined by the Compensation Committee.

  Stock Options

        The Compensation Committee may grant nonqualified stock options to eligible individuals and incentive stock options only to employees of the Company or its subsidiaries and any other eligible individuals who are eligible to receive incentive stock options under the provisions of Section 422 of the Code. No stock option will be an incentive stock option unless so designated by the Administrator at the time of grant or in the applicable award agreement. The Compensation Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years), the exercise price, the vesting schedule, if any, and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of the Company's Common Stock at the time of grant or except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of an entity acquired by the Company or any or its subsidiaries or with which the Company or any of its subsidiaries combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee at grant and the exercisability of such options may be accelerated by the Compensation Committee.

        Except as provided in the applicable award agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a recipient's stock options will be forfeited upon his or her termination of employment or service to the Company.

  Stock Appreciation Rights

        The Compensation Committee may grant stock appreciation rights (each, a "SAR"). A SAR entitles the recipient to receive a payment having an aggregate value equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the base price per share specified in the award agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the award agreement will not be less than the lower of the fair market value on the date of grant or the exercise price of any tandem stock option to which the SAR is related, or with respect to SARs that are granted in substitution of similar types of awards of a company acquired by the Company or any of its subsidiaries or with which the Company or any of its subsidiaries combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards. The term of each SAR may not exceed 10 years.

        The applicable award agreement will specify whether payment by the Company of the amount receivable upon any exercise of a SAR is to be made in cash or shares of Common Stock or a combination of both, or will reserve to the Administrator or the recipient the right to make that determination prior to or upon the exercise of the SAR. If upon the exercise of a SAR a recipient is to receive a portion of such payment in shares of Common Stock, the number of shares will be determined by dividing such portion by the fair market value of a share of Common Stock on the exercise date. No fractional shares will be used for such payment and the Administrator will determine whether cash will be given in lieu of such fractional shares or whether such fractional shares will be eliminated. Except as provided in the applicable award agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a recipient's stock appreciation rights will be forfeited upon his or her termination of employment or service to the Company.

  Restricted Stock

        The Compensation Committee may award shares of restricted stock on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Compensation Committee will determine. Restricted stock will be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Compensation Committee may impose at the date of grant or thereafter. The restriction period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of certain applicable performance goals, in such installments, or otherwise, as the Compensation Committee may determine. Subject to the provisions of the Amended Plan and the applicable award agreement, during the restriction period, the recipient shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock.

        Except to the extent restricted under the applicable award agreement relating to the restricted stock, a recipient granted restricted stock will have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote restricted stock. Regular cash dividends declared payable on Common Stock will be paid, with respect to outstanding restricted stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and will either be paid in cash or as unrestricted shares of Common Stock having a fair market value equal to the amount of such dividends or reinvested in additional shares of restricted stock as determined by the Administrator; provided, however, that dividends declared payable on restricted stock that was granted as a performance-based award will be held by the Company and made subject to forfeiture at least until achievement of the applicable performance goal related to such shares of restricted stock.

        Except as provided otherwise in the applicable award agreement, upon termination of the recipient's employment or service with the Company during the applicable restriction period, restricted stock and any accrued but unpaid dividends that are at that time subject to restrictions will be forfeited; provided, that the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted stock.

  Stock Units

        The Compensation Committee may from time to time grant awards of unrestricted stock units or restricted stock units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Compensation Committee will determine. Restricted stock units represent a contractual obligation by the Company to deliver a number of shares of Common Stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Amended Plan and any applicable award agreement.

        Restricted stock units will be subject to such vesting, risk of forfeiture and/or payment provisions as the Compensation Committee may impose at the date of grant. The restriction period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of certain applicable performance goals, in such installments, or otherwise, as the Compensation Committee may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of restricted stock units will be delivered to the recipient as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the applicable award agreement; provided, that the recipient will have complied with all conditions for delivery of such shares or payment contained in the applicable award agreement or otherwise reasonably required by the Company, or in accordance with an election of the recipient, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

        Until shares of Common Stock are issued to the recipient in settlement of stock units, the recipient will not have any rights of a stockholder of the Company with respect to the stock units or the shares issuable thereunder. The Administrator may grant to the recipient the right to receive dividend equivalents on stock units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that dividend equivalents payable on stock units that are granted as a performance-based award will, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable performance goal related to such stock units.

        Upon termination of the recipient's employment or service with the Company during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such restricted stock units relate, all restricted stock units and any accrued but unpaid dividend equivalents with respect to such restricted stock units that are then subject to deferral or restriction will be forfeited; provided that the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted stock units.

  Performance Shares and Performance Units

        The Compensation Committee may from time to time grant awards in the form of performance shares and performance units. Performance shares are shares of Common Stock or units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. Performance units are dollar-denominated units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares and units will be settled or paid in cash or shares of Common Stock or a combination of both, or will reserve to the Administrator or the recipient the right to make that determination prior to or at the payment or settlement date.

        The Compensation Committee will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or units upon (A) the attainment of certain applicable performance goals during a performance period or (B) the attainment of certain applicable performance goals and the continued service of the recipient. The length of the performance period, specific performance goals and achievement thereof will be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or units will be settled as and when the award vests or at a later time specified in the applicable award agreement or in accordance with an election of the recipient, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

        As described above under "Approval of Performance Measures and Share Limits," the Amended Plan was revised to add certain provisions for the purpose of preserving the Company's ability to deduct in full for federal income tax purposes the compensation recognized by certain of the Company's executive officers in connection with certain performance-based awards that may be granted in the future under the Amended Plan.

        Specifically, when granting an award, the Compensation Committee may designate the award as a "Qualified Performance-Based Award," based upon a determination that (A) the recipient is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to such award and (B) the Compensation Committee wishes such award to qualify for the Section 162(m) performance-based exemption. The Compensation Committee may retain in an award agreement the discretion to reduce (but not to increase) the amount or number of Qualified Performance-Based Awards which will be earned based on the achievement of Performance Goals (as described above). Following completion of the applicable performance period, and prior to any, as applicable, grant, vesting, lapse of restrictions on or payment of a Qualified Performance-Based Award, the Compensation Committee will determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance.

  Other Stock-Based Awards

        The Compensation Committee may from time to time grant awards in the form of other stock-based awards. Other stock-based awards include awards of Common Stock or any other award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation dividend equivalents and convertible debentures. Other stock-based awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the recipient, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that dividend equivalents payable on other stock-based awards that are granted as a performance-based award will be accrued and made subject to forfeiture until achievement of the applicable performance goal related to such other stock-based award.

        The Amended Plan is now amended to include the ability to grant cash based awards including those intended to be a Qualified Performance-Based Award.

  Change in Control

        Upon a change in control, as defined in the Amended Plan, outstanding awards will terminate unless the continuation or assumption of such awards, or the issuance of substitute awards, is provided for in connection with the transaction by the surviving or successor entity or parent thereof. For awards that will terminate upon a change in control and except as otherwise provided in the applicable award agreement: (i) the outstanding awards of stock options and SARs, other than performance-based awards, will, to extent such awards would fully vest on or prior to the third anniversary of the change in control, become fully vested and exercisable immediately prior to the change in control; (ii) performance-based awards of stock options and SARs will, to extent such awards would have fully vested and exercisable had the Company achieved the target performance goals in the three fiscal years ending coincident with or immediately subsequent to the change in control, become fully vested and exercisable immediately prior to the change in control; (iii) the outstanding awards of restricted stock, other than performance-based awards, with respect to which the vesting, forfeiture risk or lapse restrictions are solely time-based will, to extent such awards would have become fully vested and free from forfeiture risk and lapse restriction on or prior to the 3rd anniversary of the change in control, become fully vested, free from forfeiture risk and lapse restrictions immediately prior to the change in control; (iv) the outstanding awards of performance-based restricted stock will, to extent such awards would have become fully vested and free from forfeiture risk and lapse restrictions had the Company achieved the target performance goals in the three fiscal years ending coincident with or immediately subsequent to the change in control, become fully vested, free from forfeiture risk and lapse restrictions immediately prior to the change in control; (v) the outstanding restricted stock units, performance shares and performance units, with respect to which the vesting or earning thereof is solely time-based and not subject to achievement of performance goals will, to extent such awards would fully vest on or prior to the 3rd anniversary of the change in control, become fully vested and earned immediately prior to the change in control and will be settled in cash or shares of Common Stock; and (vi) the outstanding restricted stock units, performance shares and performance units, with respect to which the vesting or earning thereof is then subject to achievement of performance goals will, to extent such awards would have become fully vested and free from forfeiture risk and lapse restrictions had the Company achieved the target performance goals in the three fiscal years ending coincident with or immediately subsequent to the change in control, become fully vested and earned immediately prior to the change in control and will be settled in cash or shares of Common Stock.

        Unless otherwise provided in the applicable award agreement, if a change in control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding awards by, or for the issuance of substitute awards of, the surviving or successor entity or a parent thereof, then upon the termination of service of a participant by the Company, any of its affiliates, or a successor to the Company or any such affiliate, coincident with or during the 18-month period following the change in control, other than for cause, total and permanent disability or death: (i) the outstanding awards of stock options and SARs, other than performance-based awards, and any such substitute awards, will, to extent such awards would fully vest on or prior to the 3rd anniversary of the participant's termination of service, become fully vested and exercisable immediately prior to the termination of service for a period of 90 days thereafter or as otherwise set forth in the applicable award agreement; (ii) performance-based awards of stock options and SARs, and any such substitute awards, will, to extent such awards would have fully vested and exercisable had the Company achieved the target performance goals in the three fiscal years ending coincident with or immediately subsequent to the participant's termination of service, become fully vested and exercisable immediately prior to the termination of service for a period of 90 days thereafter or as otherwise set forth in the applicable award agreement; (iii) the outstanding awards of restricted stock, other than performance-based awards, and any such substitute awards, with respect to which the vesting, forfeiture risk or lapse restrictions are solely time-based will, to extent such awards would have become fully vested and free from forfeiture risk and lapse restriction on or prior to the 3rd anniversary of the participant's termination of service, become fully vested, free from forfeiture risk and lapse restrictions immediately prior to the termination of service; (iv) the outstanding awards of performance-based restricted stock, and any such substitute awards, will, to extent such awards would have become fully vested and free from forfeiture risk and lapse restrictions had the Company achieved the target performance goals in the three fiscal years ending coincident with or immediately subsequent to the participant's termination of service, become fully vested, free from forfeiture risk and lapse restrictions immediately prior to the termination of service; (v) the outstanding restricted stock units, performance shares and performance units, and any such substitute awards, with respect to which the vesting or earning thereof is solely time-based and not subject to achievement of performance goals will, to extent such awards would fully vest on or prior to the 3rd anniversary of the participant's termination of service, become fully vested and earned immediately prior to the termination of service and will be settled in cash or shares of Common Stock; and (vi) the outstanding restricted stock units, performance shares and performance units, and any such substitute awards, with respect to which the vesting or earning thereof is then subject to achievement of performance goals will, to extent such awards would have become fully vested and free from forfeiture risk and lapse restrictions had the Company achieved the target performance goals in the three fiscal years ending coincident with or immediately subsequent to the participant's termination of service, become fully vested and earned immediately prior to the termination of service and will be settled in cash or shares of Common Stock.

  Stockholder Rights

        Except as otherwise provided in the applicable award agreement, and with respect to an award of restricted stock, a participant has no rights as a stockholder with respect to shares of the Company's Common Stock covered by any award until the participant becomes the record holder of such shares.

  Amendment and Termination

        Notwithstanding any other provision of the Amended Plan, the Board may at any time amend any or all of the provisions of the Amended Plan, or suspend or terminate it entirely, retroactively or otherwise, subject to stockholder approval in certain instances; provided, however, that, unless otherwise required by law or specifically provided in the Amended Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant.

  Transferability

        Awards granted under the Amended Plan generally are nontransferable, other than by will or the laws of descent and distribution, except that the Compensation Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

  Recoupment of Awards

        The Amended Plan provides that awards granted under the Amended Plan are subject to any recoupment policy that the Company may have in place or any obligation that it may have regarding the clawback of "incentive-based compensation" under the Exchange Act or under any applicable rules and regulations promulgated by the SEC.

  Accounting Treatment of the Option Repricing

        The Company has adopted the provisions of Financial Accounting Standards Codification Topic 718 (formerly referred to as Statement of Financial Accounting Standard No. 123R) regarding accounting for share-based payments. Under Financial Accounting Standards Codification Topic 718, the Company will recognize any incremental compensation cost of the Relevant Options subject to the Option Repricing. The incremental compensation cost will be measured as the excess, if any, of the fair value of the Relevant Options immediately following the Option Repricing over the fair value of the Relevant Options immediately prior to the Option Repricing. The Company expects to recognize approximately $5.0 million in incremental compensation expense in the second quarter of 2017 in connection with the Option Repricing.

  Certain U.S. Federal Income Tax Consequences

        The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the Amended Plan, based upon the provisions of the Code as of the date of this Information Statement. It is not intended as tax guidance to participants in the Amended Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.

  Stock Options and Stock Appreciation Rights

        The grant of a stock option or a SAR generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or a SAR equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or SAR.

        If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two (2) years measured from the grant date and one (1) year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (i) the amount realized upon the disposition, and (ii) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a SAR will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.

  Full Value Awards

        Cash and the fair market value of any shares of Common Stock received by a participant under a full value award are generally includible in the participant's ordinary income. In the case of restricted stock awards, this amount is includible in the participant's income when the awards vest, unless the participant has filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of Common Stock received by a participant are includible in income when the awards are paid. Any dividends or dividend equivalents paid on unvested full value awards are also ordinary income for participants.

  Cash-Based Awards/Incentive Awards

        Any cash payments an employee receives in connection with cash-based awards, including cash incentive awards, are includable in income by the participant in the year received or made available to the participant without substantial limitations or restrictions.

  Deductibility of Compensation

        Except as explained below, the Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain. The Code denies publicly held corporations a deduction for compensation that is in excess of $1,000,000 paid to the corporation's chief executive officer and to any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) unless the compensation is payable solely based on the attainment of one or more performance goals and where certain statutory requirements are satisfied, but this rule does not apply to certain awards made during a transition period set forth in Treasury Reg. Section 1.162-27(f)(4)(iii) for newly public companies. The Amended Plan, however, as approved by the Majority Holder, has been updated in a manner intended to preserve the Company's ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of performance awards. While we believe that compensation provided by such new awards under the Amended Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based. Further, the Compensation Committee will retain the discretion to grant awards to covered employees that are not intended to qualify for deduction in full under Section 162(m) of the Code.

  Section 409A

        Section 409A of the Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of U.S. federal income tax purposes along with an additional tax equal to 20% of the amount included in U.S. federal income, and interest on deemed underpayments in certain circumstances. While certain awards under the Amended Plan could be subject to Section 409A, the Amended Plan and awards are intended to comply with the requirements of Section 409A, where applicable.

  New Plan Benefits

        The following outstanding stock options eligible for the Option Repricing have been granted under the Amended Plan to each of the executive officers named below, all current executive officers as a group, all current non-employee directors as a group, and all other employees, respectively:

Name and Position	Title	Number of Shares Underlying Options Eligible for the Option Repricing	Weighted Average Exercise Price of Options Eligible for the Option repricing
Douglas L. Becker	Chairman of the Board and Chief Executive Officer	964,478	$23.23
Enderson Guimarães(1)	President and Chief Operating Officer	982,749	$23.20
Eilif Serck-Hanssen	President, Chief Administrative Officer and Chief Financial Officer	254,776	$23.20
Ricardo Berckemeyer	Chief Operating Officer and Chief Executive Officer, LatAm	256,249	$23.20
Paula Singer	Chief Network Officer	256,249	$23.20
Executive Group		3,429,489	$23.21
Non-Employee Director Group		0	$0
Non-Executive Officer Employee Group		1,843,899	$23.20

(1)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

        Only Relevant Options will be amended and no additional stock options will be granted by the Company in connection with the Option Repricing. The terms and number of stock options or other awards to be granted in the future under the 2013 Plan are to be determined in the discretion of the Compensation Committee. Since no determinations regarding awards or grants to be granted in the future have yet been made, the benefits or amounts that will be received by or allocated to the Company's executive officers or other eligible employees or non-employee directors cannot be determined at this time.

  Equity Compensation Plan Information

        The following table provides information as of December 31, 2016, with respect to shares of our common stock that may be issued under our existing equity compensation plans:

			(c)
	(a)
		(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	Number of securities to be issued upon exercise of outstanding options, warrants and rights
Plan Category		Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by stockholders(1):
2013 Plan	6,707,677	$23.21	4,888,529
2007 Plan	5,504,654	$20.43	—
Equity compensation plans not approved by stockholders:
None

(1)
For a description of our equity compensation plans, see Executive Compensation.

  Interest of Certain Persons in Matters Acted Upon

        The following tables set forth certain information as of June 9, 2017 about the outstanding options granted under the 2013 Plan held by each listed individual who was or has been an executive officer or director of the Company since the beginning of the fiscal year ended December 31, 2016.

        As of June 9, 2017, our current non-employee directors (12 persons) and executive officers (12 persons) as a group held unexercised stock options to purchase an aggregate of 6,202,587 shares of our Common Stock under the 2013 Plan, which represented approximately 77% of the shares subject to all outstanding options under the 2013 Plan. The percentages in the tables below are based on the total number of outstanding stock options to purchase our Common Stock under the 2013 Plan. We do not have any other equity compensation plans other than the Amended Plan and the 2007 Plan.

		2013 Plan
Name	Title	Number of Options Outstanding	Percentage of Total Outstanding Options	Number of Relevant Options Outstanding	Percentage of Total Relevant Options Outstanding
Douglas L. Becker	Chairman of the Board and Chief Executive Officer	3,737,576	46.45%	964,478	18.29%
Eilif Serck-Hanssen(1)	President, Chief Administrative Officer and Chief Financial Officer	254,776	3.17%	254,776	4.83%
Ricardo Berckemeyer(1)	Chief Operating Officer and Chief Executive Officer, LatAm	256,249	3.18%	256,249	4.86%
Enderson Guimarães(1)	President and Chief Operating Officer	982,749	12.21%	982,749	18.64%
Miguel Carmelo(2)	Chief Executive Officer, Europe	99,588	1.24%	99,588	1.89%
Timothy F. Daniels	Chief Executive Officer, Europe, Middle East, Africa and Asia Pacific	192,307	2.39%	192,307	3.65%
Jonathan A. Kaplan	President/CEO of Walden University and CEO of Laureate Online	104,135	1.29%	104,135	1.97%
Alfonso Martinez(3)	Chief Human Resources Officer	24,704	0.31%	24,704	0.47%
Richard J. Patro	Chief Executive Officer, Global Products and Services	94,223	1.17%	94,223	1.79%
Karl D. Salnoske	Chief Information Officer	40,822	0.51%	40,822	0.77%
Paula Singer	Chief Network Officer	256,249	3.18%	256,249	4.86%
Robert W. Zentz	Senior Vice President, Secretary, General Counsel	159,209	1.98%	159,209	3.02%
Other Non-Executive Officers as a Group		1,843,899	22.92%	1,843,899	34.97%
Non-Employee Directors		0	0%	0	0%

(1)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017. On March 28, 2017, Mr. Serck-Hanssen was appointed President, Chief Administrative Officer and Chief Financial Officer, and Mr. Berckemeyer was appointed Chief Operating Officer and Chief Executive Officer, Latin America.

(2)
Effective March 31, 2017, Mr. Carmelo retired as Chief Executive Officer, Europe.

(3)
Mr. Martinez served as Chief Human Resources Officer until May 31, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

        The following table sets forth certain information with respect to the beneficial ownership of our common stock at June 9, 2017, for:

  •
  each person who we know beneficially owns more than five percent of either Class A or Class B common stock;

  •
  each of our current directors;

  •
  each of our Named Executive Officers; and

  •
  all of our current directors and executive officers as a group.

        The address of each beneficial owner listed in the table unless otherwise noted is c/o Laureate Education, Inc., 650 South Exeter Street, Baltimore, Maryland 21202.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 35,410,140 shares of Class A common stock and 133,153,249 shares of Class B common stock outstanding at June 9, 2017. The table below does not include any shares of Class A common stock issuable upon conversion of our Series A Preferred Stock. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 9, 2017.

We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Shares Beneficially Owned
	Class A (includes shares of Class B that are immediately convertible to Class A)(1)				Class B				Percentage of Total Voting Power(2)
Name of Beneficial Owner	Number of Shares		Percentage		Number of Shares		Percentage
5% Stockholders:
Wengen Alberta, Limited Partnership(3)	126,189,616		78.1%		126,189,616		94.8%		92.3%
KKR Funds(3)(4)	3,571,428	(3)(4)	10.1	%(3)		(3)		(3)	*	(3)(4)
Funds and individuals affiliated with Sterling(3)(5)	3,472,387	(3)(5)	8.9	%(3)	3,472,387	(3)(5)	2.6	%(3)(5)	2.5	%(3)(5)
Melvin Capital Management(6)	2,500,000		7.1%		—		—		*
OZ Management LP(7)	1,900,000		5.4%		—		—		*
Named Executive Officers and Directors:(8)
Douglas L. Becker(9)(10)	878,515		2.4%		878,515		*		*
Brian F. Carroll(9)(11)	16,844		*		16,844		*		*
Andrew B. Cohen (9)(12)	3,060		*		6,498		*		*
William L. Cornog (9)(13)	3,060		*		—		—		*
Pedro del Corro(9)(14)	—		—		59,578		*		*
George Muñoz(15)	45,468		*		19,698		*		*
Dr. Judith Rodin (16)	26,583		*		19,698		*		*
Ian K. Snow(9)(17)	6,656		*		6,656		*		*
Steven M. Taslitz(9)(18)	878,515		2.4%		878,515		*		*
Quentin Van Doosselaere(9)	—		—		—		—		—
Robert B. Zoellick (19)	25,443		*		18,558		*		*
Michael J. Durham (20)	4,590		*		*		*		*
Kenneth W. Freeman (21)	4,590		*		*		*		*
Eilif Serck-Hanssen(22)	537,390		1.5%		537,390		*		*
Ricardo Berckemeyer(23)	655,483		1.8%		607,500		*		*
Enderson Guimarães(24)	440,678		1.2%		440,678		*		*
Paula Singer(25)	727,027		2.0%		727,027		*		*
All Current Directors and Executive Officers as a Group (22 persons)(9)(10)	5,358,921		13.1%		5,322,174		4.0%		3.9%

*
Less than one percent.

(1)
The Class B common stock is convertible into shares of Class A common stock on a share-for-share basis upon the election of the holder or upon transfer, subject to the terms of our certificate of incorporation. The Class A common stock and Class B common stock will automatically convert into a single class of common stock on the date on which the number of outstanding shares of Class B common stock represents less than 15% of the aggregate combined number of outstanding shares of Class A common stock and Class B common stock.

(2)
Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law or our amended and restated certificate of incorporation.

(3)
Represents shares of Class B common stock which are directly held by Wengen Alberta, Limited Partnership, an Alberta limited partnership ("Wengen"), our controlling stockholder. The limited partnership interests in Wengen are held by certain investors including investment funds and other investors affiliated with or managed by, among others, Douglas L. Becker, our Chairman and Chief Executive Officer and founder, Steven M. Taslitz, a director of the Company, Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, "KKR"), Cohen Private Ventures, LLC (together with its affiliates, "CPV"), Bregal Investments, Inc. (together with its affiliates, "Bregal"), StepStone Group LP (together with its affiliates, "StepStone"), Sterling Fund Management, LLC (together with its affiliates and investment funds managed by it, "Sterling Partners") and Snow Phipps Group, LLC (together with its affiliates, "Snow Phipps" and, collectively, the "Wengen Investors"). The general partner of Wengen is Wengen Investments Limited, which is governed by a board of directors composed of Mr. Becker and other representatives of Sterling Partners, and representatives of KKR, CPV, Bregal, StepStone and Snow Phipps. As a result of such representation, the Wengen Investors control the voting of the shares of Class B common stock held by Wengen in the election of certain directors and may be deemed to share beneficial ownership over the securities beneficially owned by Wengen. Does not include 1,353,999 shares of Class B common stock subject to proxies given by current and former directors and employees of the Company to Wengen to vote their shares of Class B common stock (collectively, the "Wengen Proxy").

The following persons hold, through their interests in Wengen, over 5% of our Class B common stock: KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P.; the Sterling Parties; CPV; Bregal; Caisse de dépôt et placement du Québec; affiliates of Moore Capital Management, LP; and affiliates of Makena Capital Management, LLC. Shares of Class B common stock held by Wengen are convertible by Wengen into shares of Class A common stock, in accordance with the terms of our certificate of incorporation, at the discretion of the general partner of Wengen.

KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P. hold limited partnership interests in Wengen which relate to approximately 22,889,952 and 952,623 underlying shares of Class B common stock held by Wengen, respectively, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. KKR PI-II GP Limited is the general partner of KKR Partners II (International), L.P. KKR Associates 2006 (Overseas), Limited Partnership is the general partner of KKR 2006 Fund (Overseas), Limited Partnership. KKR 2006 Limited is the general partner of KKR Associates 2006 (Overseas), Limited Partnership. KKR Fund Holdings L.P. is the sole shareholder of KKR 2006 Limited. KKR Fund Holdings GP Limited is a general partner of KKR Fund Holdings L.P. KKR Group Holdings L.P. is the sole shareholder of KKR Fund Holdings GP Limited and a general partner of KKR Fund Holdings L.P. KKR Group Limited is the general partner of KKR Group Holdings L.P. KKR & Co. L.P. is the sole shareholder of KKR Group Limited. KKR Management LLC is the general partner of KKR & Co. L.P. Messrs. Henry R. Kravis and George R. Roberts are the designated members of KKR Management LLC. In such capacities, each of the entities and individuals referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of each of the persons and entities listed in this paragraph, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, New York, New York 10019. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025.

  Sterling Capital Partners II, L.P., Sterling Capital Partners III, L.P., SP-L Affiliate, LLC, Sterling Laureate Executives Fund, L.P., Sterling Laureate, L.P., Sterling Laureate Rollover, L.P., Douglas L. Becker, Steven M. Taslitz and certain of their respective affiliates hold limited partnership interests in Wengen which collectively relate to approximately 9,584,825 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. These underlying shares of Class B common stock do not include shares of Class B common stock allocable to limited partnership interests held by certain investment vehicles that are managed on behalf of persons not affiliated with Sterling, which investment vehicles, although managed by Sterling-related entities, pass through rights with respect to the voting and disposition of the underlying shares of the Company to the investors in such vehicles. SC Partners II, L.P. is the sole general partner of Sterling Capital Partners II, L.P., and Sterling Capital Partners II, LLC is the sole general partner of SC Partners II, L.P. SC Partners III, L.P. is the sole general partner of Sterling Capital Partners III, L.P., and Sterling Capital Partners III, LLC is the sole general partner of SC Partners III, L.P. SP-L Management III, LLC is the sole general partner of Sterling Laureate, L.P. SP-L Management IV, LLC is the sole general partner of Sterling Laureate Executives Fund, L.P. SP-L Management V, LLC is the sole general partner of Sterling Laureate Rollover, L.P. SP-L Parent, LLC is the sole general partner of each of Sterling Management III, LLC, Sterling Management IV, LLC and Sterling Management V, LLC. Sterling Capital Partners II, LLC, Sterling Capital Partners III, LLC, SP-L Affiliate, LLC and SP-L Parent, LLC are managed by Messrs. Taslitz and Becker and R. Christopher Hoehn-Saric (each of whom serves on the board of directors of the general partner of Wengen). Each of the aforementioned entities and individuals may also be deemed to be the beneficial owners having voting power and/or investment power with respect to securities of the Company owned directly by Wengen as described above, except that Mr. Becker does not exercise any voting or investment power with respect to such securities (other than any securities of the Company attributable to the limited partnership interests in Wengen held by SP-L Affiliate, LLC). The business address of each of the persons and entities listed in this footnote, except Mr. Becker, is c/o Sterling Partners, 401 N. Michigan Avenue, Suite 3300, Chicago, Illinois 60611. The business address of Mr. Becker is c/o Laureate Education, Inc., 650 S. Exeter Street, Baltimore, Maryland 21202.

  CPV Holdings, LLC, Point72 Capital International, Ltd., Point72 Capital, L.P. and Point72 GDF, Ltd. hold, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 16,087,099 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. Pursuant to certain investment management agreements, Point72 Asset Management, L.P. maintains voting and investment power with respect to the securities held by Point72 Capital International, Ltd., Point72 Capital, L.P. and Point72 GDF, Ltd. Point72 Capital Advisors, Inc. is the general partner of Point72 Asset Management, L.P. Steven A. Cohen is the sole shareholder of Point72 Capital Advisors, Inc. and the managing member of CPV Holdings, LLC. In such capacities, each of Point72 Asset Management, L.P., Point72 Capital Advisors, Inc. and Steven A. Cohen may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. Cohen Private Ventures, LLC holds 3,060 shares of Class A common stock and 6,498 shares of Class B common stock issued pursuant to the Company's non-employee director compensation program. Steven A. Cohen may be deemed to have sole voting power and investment power over the securities held by Cohen Private Ventures, LLC in his capacity as its sole member. The address of each of the persons and entities listed in this paragraph, except CPV Holdings, LLC and Cohen Private Ventures, LLC, is c/o Point72, L.P. and Cohen Private Ventures, LLC, 72 Cummings Point Road, Stamford, Connecticut 06902. The address of each of CPV Holdings, LLC is 510 Madison Avenue, New York, New York 10022.

  Bregal Europe Co-Investment Limited Partnership holds, directly and indirectly, limited partnership interests in Wengen which relate to approximately 11,915,410 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities. The General Partner of Bregal Europe Co-Investment Limited Partnership is Bregal General Partner Jersey Limited. The directors of Bregal General Partner Jersey Limited are: Paul Andrew Bradshaw, John Hammill, John David Drury, Andrew Crawford, Wolter Rudolf Brenninkmeijer and Edwin Theo Niers. In such capacities, each of the entities and individuals referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of Bregal Europe Co-Investment Limited Partnership is Quartermile One, 15 Lauriston Place, Edinburgh, EH3 9EP, United Kingdom. The address of Bregal General Partner Jersey Limited and the principal business address of each of Messrs. Paul Andrew Bradshaw, John Hammill, and Andrew Crawford is 2nd Floor, Windward House, La Route de la Liberation, St. Helier, JE2 3BQ, Jersey, Channel Islands. The principal business address of each of Messrs. John David Drury and Wolter Rudolf Brenninkmeijer is 81 Fulham Road, 3rd Floor, London SW3 6RD, United Kingdom. The principal business address of Mr. Ewin Niers is Grafenauweg 10, CH-6300, Zug, Switzerland.

  2007 Co-Investment Portfolio L.P., StepStone Capital Partners II Onshore, L.P. and StepStone Capital Partners II Cayman Holding, L.P. (collectively, the "StepStone Funds") hold limited partnership interests in Wengen which collectively relate to approximately 3,999,535 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. StepStone Group Holdings LLC is the general partner of StepStone Group LP, which is the sole member of StepStone Co-Investment Funds GP, LLC, which is the sole general partner of each of the StepStone Funds. Mr. Darren M. Friedman is principally employed as a Partner of StepStone Group LP and StepStone Group Holdings LLC and is a director of Wengen. The principal business address of each of the StepStone persons is 4275 Executive Square, Suite 500, La Jolla, CA 92037.

  Snow Phipps Group, L.P., SPG Co-Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P. hold limited partnership interests in Wengen which relate to approximately 3,231,081, 17,483, 31,040, 104,434, and 168,255 underlying shares of Class B common stock held by Wengen, respectively, for an aggregate of 3,552,293 shares, and may also be deemed to have voting and investment power over such portion of the securities Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. SPG GP, LLC is the general partner of Snow Phipps Group (Offshore), L.P., Snow Phipps Group (B), L.P., Snow Phipps Group, L.P., Snow Phipps Group (RPV), L.P., and SPG Co-Investment, L.P. Ian Snow is the sole managing member of SGP GP, LLC. In such capacities, each of the entities and the individual referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of each of the persons and entities listed in this paragraph is 667 Madison Avenue, 18th Floor, New York, New York, 10065.

  Caisse de dépôt et placement du Québec holds, directly and indirectly, limited partnership interests in Wengen which relate to approximately 11,491,277 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities. The principal business address for Caisse de dépôt et placement du Québec is 1000, place Jean-Paul-Riopelle, Montreal (Québec) H2Z 2B3, Canada.

  Kendall Family Investments, LLC, MMF Moore ET Investments, LP and MEM Moore ET Investments, LP hold, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 11,054,982 underlying shares of the Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. Louis M. Bacon is the chief executive officer and director of Moore Capital Management, LP, which serves as discretionary investment manager to MMF Moore ET Investments, LP and MEM Moore ET Investments, LP, and the majority equity holder of Kendall Family Investments, LLC. The principal business address of Moore Capital Management, LP is 11 Times Square, New York, New York 10036.

  Makena Capital Holdings M, L.P. and Makena Contingent Capital Account, L.P. hold, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 6,765,025 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. Makena Capital Management, LLC is the general partner of Makena Capital Holdings M, L.P. and Makena Contingent Capital Account, L.P. The principal business address of Makena Capital Management, LLC is 2755 Sand Hill Road, Suite 200, Menlo Park, California 94025.

(4)
Represents 3,532,737 and 38,691 shares of Class A common stock owned by KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P., respectively. Does not include the Class B common stock held by Wengen described further in footnote (3) above or an additional 4,987,395 and 54,622 shares of Class A common stock that will be received by KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P., respectively, upon the conversion of 59,350 and 650 shares of Series A Preferred Stock, respectively. In the aggregate the investment funds affiliated with KKR may be deemed to beneficially own 134,803,061 shares of Class A Common Stock, which represents, in the aggregate, approximately 80.9% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC, or 92.6% of the total voting power.

(5)
Represents shares of Class B common stock beneficially owned by funds and individuals affiliated with Sterling. Does not include the Class B common stock held by Wengen described further in footnote (3) above. In the aggregate, such funds and individuals affiliated with Sterling may be deemed to beneficially own 129,662,003 shares of Class A Common Stock (including 3,369,027 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock issuable upon the exercise of vested options issued to Mr. Becker), which represents, in the aggregate, approximately 78.5% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC.

(6)
Based solely on information reported by Melvin Capital Management LP on a Schedule 13G filed with the SEC on March 15, 2017. All of these shares are shares of Class A common stock. According to this Schedule 13G, Melvin Capital Management LP has sole voting power and sole dispositive power with respect to 2,500,000 shares of common stock and shared voting power and shared dispositive power with respect to no shares of common stock. The reporting person listed its address as 527 Madison Avenue, 25th Floor, New York, New York 10022.

(7)
Based solely on information reported by OZ Management LP, Och-Ziff Holding Corporation, Och-Ziff Capital Management Group LLC and Daniel S. Och on a Schedule 13G filed with the SEC on February 10, 2017. OZ Management LP indicated that it had voting and investment power over all of these shares. All of these shares are shares of Class A common stock. Each of the reporting persons listed its address as 9 West 57th Street, 39th Floor, New York, New York 10019.

(8)
No shares are pledged as security.

(9)
The director is affiliated with Wengen or an investor in Wengen. Does not include the Class B common stock held of record by Wengen and the 1,353,999 shares of Class B common stock subject to the Wengen Proxy. See footnote 3 for further information on any beneficial ownership of securities indirectly held through Wengen.

(10)
Includes Mr. Becker's allocable share of certain equity securities of the Company that are subject to the Founders' Agreement (as defined and described in "Executive Compensation-Summary Compensation Table-Arrangements with Certain Named Executive Officers"), including (i) one quarter of the shares issuable upon the exercise of options to purchase an aggregate of 3,369,027 shares of Class B common stock issued to Mr. Becker and (ii) one quarter of the 89,471 shares of Class B common stock issued to Mr. Becker. Does not include 12,490 shares of Class B common stock held by the 2002 GST Exempt Harvest Trust, a trust of which Mr. Becker is the sole beneficiary, but as to which Mr. Becker is not a trustee and does not have voting or investment power over the securities it holds. Mr. Becker disclaims beneficial ownership of these shares. Includes 13,888 shares of Class B common stock held by Sterling Fund Management, LLC, an affiliate of Sterling Partners. Mr. Becker shares voting and dispositive power with respect to the shares of Class B common stock held by this affiliate of the Sterling Founders, with Messrs. Taslitz and Hoehn-Saric.

(11)
Includes 4,611 shares of Class B common stock reserved for issuance upon distribution of Mr. Carroll's Post-2004 DCP account when he retires from the Company's board of directors.

(12)
Represents 3,060 shares of Class A common stock (25% of which are vested and 75% of which is restricted stock which will vest in three equal installments at the end of each remaining calendar quarter of 2017) issued to Cohen Private Ventures, LLC pursuant to the Company's non-employee director compensation program at the request of Mr. Andrew Cohen in lieu of issuance to Mr. Andrew Cohen and 6,498 shares of Class B common stock issued to S.A.C. Capital Advisors, L.P. pursuant to the Company's non-employee director compensation program at the request of Mr. Andrew Cohen in lieu of issuance to Mr. Andrew Cohen and subsequently transferred to Cohen Private Ventures, LLC. Mr. Andrew Cohen disclaims beneficial ownership over such securities.

(13)
Represents 3,060 shares of Class A common stock (25% of which are vested and 75% of which is restricted stock which will vest in three equal installments at the end of each remaining calendar quarter of 2017).

(14)
Includes limited partnership interests in Wengen held, directly and indirectly, by Mr. del Corro which relate to approximately 59,578 underlying shares of Class B common stock held by Wengen, over which he may be deemed to have voting and investment power as a result of his ability to direct Wengen with respect to certain voting and disposition of such securities. Shares of Class B common stock held by Wengen are convertible by Wengen into shares of Class A common stock of Laureate, in accordance with the terms of our certificate of incorporation, at the discretion of the general partner of Wengen.

(15)
Includes 15,442 shares of Class A common stock and an additional 10,328 shares of Class A common stock which is restricted stock that will vest in equal installments at the end of each remaining calendar quarter in 2017.

(16)
Includes 6,885 shares of Class A common stock (25% of which is vested and 75% of which will vest in three equal installments at the end of each remaining calendar quarter in 2017).

(17)
Includes 3,837 shares of Class B common stock held by Snow Phipps. Includes 2,819 shares of Class B common stock reserved for issuance upon distribution of Mr. Snow's Post-2004 DCP account when he retires from the Company's board of directors. See "—Executive Compensation—Director Compensation." Does not include an additional 1,148,739, 3,782, 11,036, 37,129, and 59,819 shares of Class A common stock that will be received by Snow Phipps Group, L.P., SPG Co-Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P., respectively, upon the conversion of the 13,700, 45, 131, 442, and 712 shares of Series A Preferred Stock, respectively. Mr. Snow disclaims beneficial ownership of the shares held, directly or indirectly, by Snow Phipps.

(18)
Includes Mr. Taslitz's allocable share of certain equity securities of the Company that are subject to the Founders' Agreement (as defined and described in "Executive Compensation—Summary Compensation Table—Arrangements with Certain Named Executive Officers"), including (i) one quarter of the shares issuable upon the exercise of options to purchase an aggregate of 3,369,027 shares of Class B common stock issued to Mr. Becker and (ii) one quarter of the 89,471 shares of Class B common stock issued to Mr. Becker. Includes 13,889 shares of Class B common stock held by Sterling Fund Management, LLC, an affiliate of Sterling Partners. Mr. Taslitz shares voting and dispositive power with respect to the shares of Class B common stock held by this affiliate of the Sterling Founders, with Messrs. Becker and Hoehn-Saric.

(19)
Includes 6,885 shares of Class A common stock (25% of which is vested and 75% of which will vest in three equal installments at the end of each remaining calendar quarter in 2017).

(20)
Includes 4,590 shares of Class A common stock (25% of which is vested and 75% of which is restricted stock which will vest in three equal installments at the end of each remaining calendar quarter in 2017).

(21)
Includes 4,590 shares of Class A common stock (25% of which is vested and 75% of which is restricted stock which will vest in three equal installments at the end of each remaining calendar quarter in 2017).

(22)
Includes shares issuable upon exercise of options to purchase 485,072 shares of Class B common stock that are exercisable within 60 days of the date of the above table.

(23)
Includes shares issuable upon exercise of options to purchase 607,500 shares of Class B common stock that are exercisable within 60 days of the date of the above table.

(24)
Includes shares issuable upon exercise of options to purchase 393,100 shares of Class B common stock that are exercisable within 60 days of the date of the above table. Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

(25)
Includes shares issuable upon exercise of options to purchase 650,000 shares of Class B common stock that are exercisable within 60 days of the date of the above table.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each material element of compensation for the fiscal year ended December 31, 2016 that we provided to each person who served as our principal executive officer or principal financial officer during 2016 and our three most highly compensated executive officers employed at the end of 2016 other than those persons, all of whom we refer to collectively as our Named Executive Officers. In this "Executive Compensation" section, "common stock" means shares of Class B common stock, unless otherwise indicated.

        Our Named Executive Officers for the fiscal year ended December 31, 2016 were as follows:

  •
  Douglas L. Becker, Chairman and Chief Executive Officer;

  •
  Eilif Serck-Hanssen, President, Chief Administrative Officer and Chief Financial Officer;

  •
  Ricardo M. Berckemeyer, Chief Operating Officer and Chief Executive Officer, Latin America Region;

  •
  Enderson Guimarães, President and Chief Operating Officer*; and

  •
  Paula Singer, Chief Network Officer.

*
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017. On March 28, 2017, Mr. Serck-Hanssen was appointed President, Chief Administrative Officer and Chief Financial Officer, and Mr. Berckemeyer was appointed Chief Operating Officer and Chief Executive Officer, Latin America.

        The Compensation Committee is responsible for establishing, implementing, and evaluating our employee compensation and benefit programs. The Compensation Committee periodically reviews and makes recommendations to the board of directors with respect to the adoption of, or amendments to, all equity-based incentive compensation plans for employees, and cash-based incentive plans for executive officers, and evaluates whether the relationship between the incentives associated with these plans and the level of risk-taking by executive officers in response to such incentives is reasonably likely to have a material adverse effect on the Company. The Compensation Committee annually evaluates the performance of our Chief Executive Officer and our other executive officers, establishes the annual salaries and annual cash incentive awards for our Chief Executive Officer and our other executive officers, and approves all equity awards. The Compensation Committee's objective is to ensure that the total compensation paid to the Named Executive Officers as well as our other senior officers is fair, reasonable, and competitive. Generally, the types of compensation and benefits provided to our Named Executive Officers are like those provided to other senior members of our management team.

Executive Compensation Philosophy

        The goal of our executive compensation program is to create long-term value for our investors while at the same time rewarding our executives for superior financial and operating performance and encouraging them to remain with us for long, productive careers. We believe the most effective way to achieve this objective is to design an executive compensation program rewarding the achievement of specific annual, long-term and strategic goals and aligning executives' interests with those of our investors by further rewarding performance above established goals. We use this philosophy as the foundation for evaluating and improving the effectiveness of our executive pay program. The following are the core elements of our executive compensation philosophy:

  •
  Market Competitive:  Compensation levels and programs for executives, including the Named Executive Officers, should be competitive relative to the appropriate markets in which we operate. We are a unique network of organizations, and we believe that competitive pay programs must be locally driven. It is important for our local organizations to leverage an understanding of what constitutes competitive pay in their markets and build unique strategies to attract the high caliber talent we require to manage and grow our fast-paced organization;

  •
  Performance Based:  Most executive compensation should be performance-based pay that is "at risk," based on short-term and long-term goals, which reward both organizational and individual performance;

  •
  Investor Aligned:  Incentives should be structured to create a strong alignment between executives and investors on both a short-term and a long-term basis; and

  •
  Financially Efficient:  Pay programs and features should attempt to minimize the impact on our earnings and maximize our tax benefits, all other things being equal.

        By incorporating these elements, we believe our executive compensation program is responsive to our investors' objectives and effective in attracting, motivating, and retaining the level of talent necessary to grow and manage our business successfully.

Process for Determining Compensation

        Our compensation process for each fiscal year begins in the preceding September, when senior management meets to set the next year's budgets. Using the budgets developed during October and November, each year in December, the board of directors approves our revenue, earnings, and student enrollment goals for the following year. These goals serve as the target metrics in our Annual Incentive Plan ("AIP"), a non-equity short-term incentive plan designed to create a link between executive compensation and company performance, and our cash Long Term Incentive Plans ("LTIP") with certain Named Executive Officers, which are designed to reward superior performance over a longer period and thereby provide an incentive for these executives to remain with us. See "—Elements of Laureate's 2016 Compensation Program—Incentive Opportunity." In March, the Compensation Committee meets to review the Named Executive Officers' prior year's performance, set their base salary levels for the current fiscal year, approve the AIP for the current year, and approve or modify individual goals for the Named Executive Officers that were recommended by management for the discretionary portion of our AIP. In March, the Compensation Committee assesses performance and certifies the extent to which the prior year's performance goals have been achieved and authorizes the payment of any earned incentive compensation.

        Prior to the March Compensation Committee meeting, the CEO and the Chief Human Resources Officer ("CHRO") review the prior year's performance of each Named Executive Officer (other than the CEO, whose performance is reviewed only by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and AIP cash award amounts, are presented to the Compensation Committee at its March meeting. The Compensation Committee determines salary adjustments and AIP cash awards for our Named Executive Officers, considering the CEO's recommendations. The CEO and CHRO are not members of the Compensation Committee and do not participate in deliberations regarding their own compensation.

Relationship of Compensation Practices to Risk Management

        We have reviewed and considered our compensation plans and practices for all our employees and do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. We utilize many design features that mitigate the possibility of encouraging excessive risk taking behavior. Among these design features are:

  •
  reasonable goals and objectives that are well-defined and communicated;

  •
  a strong recoupment ("clawback") policy;

  •
  balance of short-and long-term variable compensation tied to a mix of financial and operational objectives;

  •
  double-trigger severance and equity arrangements;

  •
  an independent compensation consultant for the Compensation Committee; and

  •
  the Compensation Committee's ability to exercise downward discretion in determining payouts.

Role of Independent Compensation Consultant

        During 2016, the CHRO and members of his staff met several times with Frederic W. Cook & Co., Inc. ("FW Cook"), an independent executive compensation consulting firm retained by the Compensation Committee, for advice and perspective regarding market trends that could affect our decisions about our executive compensation program and practices. During this time, FW Cook assessed our compensation philosophy and the structure of our programs and reviewed our existing equity and variable pay compensation documents. FW Cook then advised management about alternatives it could consider before recommending executive compensation design and amounts to the Compensation Committee. The Compensation Committee assessed the independence of FW Cook pursuant to SEC rules and concluded that the work performed by FW Cook does not raise any conflicts of interest.

Compensation Peer Group

        In its capacity as the Compensation Committee's independent compensation consultant, FW Cook has provided insight to the Compensation Committee on certain regulatory requirements and concerns of our investors, assisting with the development of conceptual designs for future equity and cash incentive compensation programs and providing the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions for the CEO and other Named Executive Officers. Additionally, the Compensation Committee requested FW Cook to identify a framework of comparators that adequately reflects the unique nature of our operations. The Compensation Committee used this Compensation Peer Group, which was updated in 2014, as part of the 2016 compensation process to evaluate the competitiveness of the compensation targets for our executive team. The Compensation Peer Group includes three distinct elements, each representing a key Laureate characteristic. These business characteristics include: (1) industry, (2) size and complexity and (3) growth and profitability. The Compensation Committee has defined these characteristics and selected peer companies for each group as follows:

  •
  Industry:  Companies in the S&P 1500 and the educational services industry with total revenue of at least $1 billion, including Apollo Education Group, Career Education, DeVry Education Group, Education Management Corporation and ITT Educational Services.

  •
  Size/Complexity:  Companies in the S&P 1500 with total revenue ranging from $2.5 billion to $5.5 billion, with at least 70% of total revenue derived from foreign sources, including Analog Devices, Inc. The Brinks Company, Cabot Corporation, FMC Technologies, Inc., First Solar, Inc., Harman International Industries, Incorporated, International Flavors & Fragrances Inc., Molson Coors Brewing Company, Nabors Industries Ltd., Nvidia Corporation, Sandisk Corp., Terex Corporation, and Universal Corporation.

  •
  High Growth/Profitability:  Companies in the S&P 1500 with total revenue ranging from $1 billion to $10 billion, three-year total revenue CAGR of at least 15%, three-year average EBITDA margins of at least 20%, at least 30% of total revenue generated from foreign sources, including Altera Corporation, BlackRock, Inc., Celgene Corporation, Cliffs Natural Resources Inc., Discovery Communications, Inc., Equinix, Inc., FLIR Systems, Inc., Gilead

    Sciences, Inc., Global Payments Inc., Intercontinental Exchange, Inc., Mylan N.V., Newmont Mining Corporation, The Priceline Group Inc., ResMed Inc. and Visa Inc.

        Since the peer group was updated in 2014, three companies (one from each sub-category), Corinthian Colleges, LSI Corporation and Life Technologies, Inc., have been removed because they have ceased to be independently operated entities.

        The Compensation Committee used data derived from our Compensation Peer Group to inform its decisions about overall compensation, compensation elements, optimum pay mix and the relative competitive landscape of our executive compensation program. The Compensation Committee used multiple reference points when establishing target compensation levels. Because comparative compensation information is just one of several analytic tools the Compensation Committee uses in setting executive compensation, it has discretion in determining the nature and extent of its use. Moreover, given the limitations associated with comparative pay information for setting individual executive compensation, the Compensation Committee may elect not to use the comparative compensation information at all while making individual compensation decisions.

Considerations in Setting 2016 Compensation

        In approving 2016 compensation for the Named Executive Officers, the Compensation Committee took under advisement the recommendation of the CEO and CHRO relating to the total compensation package for the Named Executive Officers and, based on company-wide operating results and the extent to which individual performance objectives were met, the Compensation Committee determined 2016 compensation for each of the Named Executive Officers. In determining whether to approve or modify management-recommended compensation for the Named Executive Officers in 2016, the Compensation Committee reviewed non-financial factors as part of the overall evaluation of performance. Such non-financial factors included judging the extent to which each Named Executive Officer identified business opportunities, maximized network synergies for Laureate, shared best practices and maximized the mix of our geographic revenues, programs, modalities and levels of study. The Compensation Committee believes non-financial measures are often "leading indicators" of financial performance and are especially important to a rapidly growing and geographically dispersed company like Laureate. The Compensation Committee believes that the total 2016 compensation opportunity for our Named Executive Officers was competitive while at the same time being responsible to our investors because a significant percentage of total compensation in 2016 was allocated to variable compensation, paid only upon achievement of both individual and Company performance objectives.

        The following is a summary of key considerations that affected the development of 2016 compensation targets and 2016 compensation decisions for our Named Executive Officers (and which the Compensation Committee believes will continue to affect its compensation decisions in future years):

        Market Targets.    We target base salary for our Named Executive Officers generally near the 50th percentile of the Compensation Peer Group. Total cash and total direct compensation (base salary, AIP award at target and the value of equity grants) are generally near the 75th percentile of the Compensation Peer Group. Although historically a specific pay mix for our Named Executive Officers has not been set, it has been and will continue to be our policy to allocate a significantly larger portion of the Named Executive Officers' compensation in the form of variable or "at-risk" compensation than is allocated to junior members of management. By targeting our Named Executive Officers' base salaries and total cash and total direct compensation near the 50th and the 75th percentiles, respectively, most of our Named Executive Officers' pay is at risk, consistent with strategies followed by other high-growth companies and the Compensation Committee's pay-for-performance philosophy. Market targets are periodically reviewed to ensure competitiveness with other companies' executives with like responsibilities to our Named Executive Officers.

        Emphasis on Performance.    Laureate's compensation program provides increased pay opportunity correlated with superior performance over the long term. When evaluating base salary, individual performance is the primary driver that determines the Named Executive Officer's annual increase, if any. In our AIP, both organizational and individual performance are key drivers in determining the Named Executive Officer's non-equity incentive award. Of the outstanding unvested options, performance share units, and restricted stock units currently held by our Named Executive Officers, approximately 50% are performance-based.

        The Importance of Organizational Results.    Laureate's AIP uses the achievement of specific organizational metrics in determining approximately 80% of the Named Executive Officers' target annual cash incentive award. This is because the Compensation Committee believes it is important to hold the Named Executive Officers accountable for both the results of their organization and overall company results. Our 2016 AIP was designed to emphasize and reward the Named Executive Officers for corporate performance. The Compensation Committee believes that individual contributions by the Named Executive Officers significantly affect both regional and overall corporate results. The payment of LTIP awards and the vesting of performance options and performance share units granted under our 2013 Plan are dependent on the Company achieving overall corporate financial goals.

2016 Stock Option Repricing/Retention Equity Grant

        Effective June 17, 2016, upon the recommendation of the Compensation Committee, the board of directors approved a modification in the exercise price of all outstanding stock options granted under the 2013 Plan, other than options granted in 2016, to reduce the exercise price per share to $23.20 per share, which was the estimated fair market value of the common stock on the effective date of the repricing. Stock options granted under the 2013 Plan during 2016, as well as stock options granted under the 2007 Plan were excluded from this repricing. Options granted under the 2007 Plan will maintain their original exercise prices. The stock options that were repriced had been granted with an exercise price greater than the estimated fair market value on June 17, 2016 (i.e., exercise prices ranging from $34.52 to $25.76 per share). Because the exercise prices of these stock options exceeded the estimated fair market value of the Company's common stock on the modification date, the Compensation Committee determined that the retentive value of these awards had substantially diminished from the time they had been granted. The Compensation Committee determined that this repricing was in the best interests of the Company and its stockholders to provide a continued incentive for highly qualified employees with substantial experience in the Company's business to remain employed during a critical period for the Company.

        Effective October 25, 2016, the Compensation Committee approved incremental equity grants under the 2013 Plan to 45 senior employees, including the Named Executive Officers other than Mr. Guimarães, each of whom had previously received equity awards under the 2007 Plan and 2013 Plan in 2013 and prior years. These retention awards were the only equity awards made to any of the Named Executive Officers during 2016 and were designed to provide an additional incentive for these employees to remain with the Company. Mr. Becker received 114,790 time-based vesting stock options and 47,477 performance-based vesting stock options because the Compensation Committee wanted to provide an incentive to Mr. Becker that was tied an increase in the overall equity value of the Company, and the other 44 senior employees received restricted stock units ("RSUs") and/or performance share units ("PSUs"). The time-based vesting stock options and RSUs granted on October 25, 2016 will become vested on June 17, 2018, if the recipient continuously remains employed by the Company through that date. 50% of the performance-based vesting stock options and PSUs granted on October 25, 2016 will become vested if the Company achieves applicable equity value targets ("Equity Value Targets") in 2016 and 50% will become vested if the Company achieves the applicable Equity Value Targets in 2017, in each case, subject to the recipient remaining continuously employed by the Company through June 17, 2018. See "—Grants of Plan-Based Awards in 2016" for more information on these grants.

Elements of Laureate's 2016 Compensation Program

        There are three key components of our executive compensation program for our Named Executive Officers: base salary, AIP awards, and long-term equity incentive awards. Four of our Named Executive Officers, Messrs. Serck-Hanssen, Berckemeyer and Guimarães and Ms. Singer have also participated in our Long-term cash incentive opportunity ("LTIP"). The components of incentive compensation (the AIP awards, equity awards and LTIPs) are significantly "at-risk," as the degree to which the AIP awards and LTIPs are paid and the performance vesting and the intrinsic value of the equity awards all depend on the extent to which certain of our operating and financial goals are achieved. In addition to these key compensation elements, the Named Executive Officers are provided certain other compensation. See "—Other Compensation." When reviewing compensation levels, each component of compensation is reviewed independently, and the total pay package is reviewed in the aggregate. However, the Compensation Committee believes that an important component of aligning the interests of investors and executives is to place a strong emphasis on "at risk" compensation linked to overall Company performance.

        In 2016, approximately 67% of the compensation for the CEO was "at risk." See "—Arrangements with Certain Named Executive Officers—Chairman and Chief Executive Officer Compensation" below for a discussion relating to Mr. Becker's long-term incentive compensation.

        Base Salary.    We pay our Named Executive Officers base salaries to compensate them for services rendered each year. Base salary is a regular, fixed-cash payment, the amount of which is based on position, experience, and performance after considering the following primary factors—internal review of the executive's compensation, relative to both U.S. national market targets and other executives' salaries, and the Compensation Committee's assessment of the executive's individual prior performance. Salary levels are typically considered annually as part of our performance review process but can be adjusted in connection with a promotion or other change in job responsibility. Merit-based increases to salaries of the Named Executive Officers are determined each March by the Compensation Committee after the Compensation Committee assesses performance by each executive during the preceding fiscal year. Each of the Named Executive Officers received a 2.0% salary increase from 2015 to 2016, except for Mr. Guimarães, who received an increase of 0.7% from 2015 to 2016 because his employment with the Company began on September 1, 2015.

        The salary increases for the Named Executive Officers from 2015 to 2016 were:

Executive	Salary as of December 31, 2015	Salary Increase from 2015 to 2016(1)	2016 Salary
Douglas L. Becker	$998,278	2.0%	$1,018,244
Eilif Serck-Hanssen	$582,329	2.0%	$593,975
Ricardo M. Berckemeyer	$682,906	2.0%	$696,564
Enderson Guimarães(2)	$900,000	0.7%	$906,017
Paula Singer	$682,906	2.0%	$696,564

(1)
Salary increases effective March 1, 2016.

(2)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

        Incentive Opportunity.    In addition to receiving base salaries, the Named Executive Officers participate in the AIP each year. Messrs. Serck-Hanssen, Berckemeyer and Guimarães also participated in LTIPs in 2016. The Compensation Committee has identified several factors that it believes are critical to the success of our business and these factors, in various combinations, are incorporated into the 2013 Plan, the AIP and the LTIPs:

  •
  Adjusted Financing EBITDA:  EBITDA equals revenues minus expenses (excluding interest, taxes, depreciation and amortization). Financing EBITDA excludes non-cash compensation expenses, including expenses relating to long-term incentive plans, acquisition costs, support charges, and royalty/network fees. For 2016, the Compensation Committee used an Adjusted Financing EBITDA target for purposes of the AIP, which is like Adjusted EBITDA but excludes the impact of foreign currency exchange rates and certain extraordinary or non-recurring items, which the Compensation Committee believes are not indicative of ongoing results ("Adjusted Financing EBITDA"). The Compensation Committee believes that Adjusted Financing EBITDA is an important measure in evaluating management's success in positioning the Company for sustainable profitability, which is a primary goal of the Company.

  •
  Revenue:  Revenues are the fees generated from our provision of educational services and products before any costs or expenses are deducted. Year-to-year growth in revenues indicates a strong base for future growth.

  •
  Operating EBITDA Margin:  EBITDA Margin is EBITDA as a percentage of total revenues. In 2016, we calculated the EBITDA Margin using Operating EBITDA. Operating EBITDA is Adjusted Financing EBITDA excluding the value added tax from royalty/network fees. Operating EBITDA Margin is a means by which the Compensation Committee can monitor the extent to which the Company's growth in revenues results in increased profitability. The target for 2016 was based on 2015 results plus 40 basis points.

  •
  New Enrollment:  New enrollment is defined as students who enroll in an academic program for the first time or students who return to their academic program after an absence of at least two years. New enrollment indicates that there is continued interest in the Laureate International Universities network and can be a leading indicator of future revenue levels. Total enrollment is tied to total revenues and can be a leading indicator of continued good student outcomes.

        Certain adjustments in measuring performance.    In measuring financial performance for purposes of our incentive compensation programs, the Compensation Committee focuses on the fundamentals of the underlying business performance and adjusts for items that are not indicative of ongoing results. For example, revenue and Adjusted Financing EBITDA measures are expressed in constant currencies (i.e., excluding the effects of foreign currency translation) because we believe that period-to-period changes in foreign exchange rates can cause our reported results to appear more or less favorable than business fundamentals indicate. The Compensation Committee's approach to other types of adjustments is subject to pre-established guidelines, including materiality, to provide clarity and consistency on how it views the business when evaluating performance. Charges/credits that may be excluded from Adjusted Financing EBITDA include: strategic items (such as restructurings, acquisitions and divestitures); regulatory items (changes in law, or tax or accounting rules); and external items (extraordinary, non-recurring events such as natural disasters).

        Annual Cash Incentive Opportunity.    Our AIP is an annual cash incentive program designed to create a link between executive compensation and performance of the participants and the Company. The AIP provides metrics for the calculation of annual incentive-based cash compensation after assessing the executive's performance against pre-determined quantitative and qualitative measures within the context of our overall performance. For purposes of compliance with the Internal Revenue Code ("Code"), awards under the AIP will not be paid to individuals subject to Section 162(m) of the Code unless attainment of performance goals is certified by the Compensation Committee. In the event of attainment of minimum performance goals under the AIP, the Compensation Committee will exercise negative discretion to adjust awards downwards from a potential maximum amount to satisfy requirements under Section 162(m) of the Code, while still providing for awards based on Company and individual performance in accordance with our AIP program. In addition, a significant portion of each Named Executive Officer's 2016 AIP awards is determined based on individual performance. In evaluating individual performance, the Compensation Committee reviews the annual objectives set for each of the Named Executive Officers at the start of the year (by the Compensation Committee for the CEO and by the CEO for all other Named Executive Officers) and uses its judgment to determine whether the objectives were achieved. Individual performance is weighted at 20% of the overall AIP opportunity at target. Individual results for the year are rated by the Compensation Committee on a scale from 0% to 200% based on the recommendation of the CEO, except with respect to his own performance, which is determined by the Compensation Committee. Considerations affecting evaluation of individual performance may include extraordinary economic or business conditions, the state of the business, deviations from forecasted business targets that are unrelated to the executive's performance and other external factors that, in the CEO's judgment (or the Compensation Committee's judgment in the case of the CEO's individual performance), may have affected our financial and operating results. The Compensation Committee also considers constructive strategic issues that have long-term consequences such as: positive student outcomes like job placement and on-time graduation, achieving the highest academic and operational standards and regulatory compliance. The Named Executive Officers are also rewarded for important strategic contributions like building succession plan pipelines and high-performance cultures. In reviewing the compensation of the Named Executive Officers, the Compensation Committee considers the executive's performance, the importance of his or her position to us and the executive's future leadership potential. For all Named Executive Officers, other than the CEO, the CEO gives guidance to the Compensation Committee as to whether he believes each of the Named Executive Officers has achieved the individual performance goals set at the beginning of the year. After his review, the CEO presents AIP award and salary adjustment recommendations for the Named Executive Officers to the Compensation Committee for approval. The Compensation Committee determines the compensation of the Named Executive Officers, considering the CEO's assessment of each executive's performance. The Compensation Committee determines whether the CEO has achieved the individual performance goals the Compensation Committee set for the CEO, taking into account the CEO's assessment of his own performance.

        AIP award levels for the Named Executive Officers are dependent on the extent to which specified levels of the above metrics and certain individual goals have been achieved. The goals specified in the AIP for each of the above metrics derive from management's annual business plan (the "annual plan") and management's plan for the next five fiscal years (the "long-range plan"), both of which are reviewed by the board of directors each December. The CEO and CHRO work with the Compensation Committee to set target metrics for the AIP based on our board-approved annual plan and the financial goals contained therein, which the directors believe should be attainable but only with considerable effort.

        In February 2016, the Compensation Committee adopted the 2016 AIP. Weighting under the 2016 AIP consisted of: Adjusted Financing EBITDA, 40%; Revenue, 15%; Operating EBITDA Margin, 10%; New Enrollments, 15%; and Individual Performance, 20%. If at least 95% of the corporate and/or regional Adjusted Financing EBITDA target is not achieved for the year, the maximum AIP payment for Named Executive Officers is capped at 100% of target. If at least 80% of the corporate Adjusted Financing EBITDA is not achieved for the year, the AIP plan pool for the Company's executive officers, which includes the Named Executive Officers, is not funded. If at least 85% of the corporate and/or regional Adjusted Financing EBITDA target is not achieved for the year, the Compensation Committee may elect not to pay any awards to any participant under the 2016 AIP.

        In 2016, AIP target award opportunities ranged from 85% to 130% of the base salary of each Named Executive Officer, depending on the executive's level of responsibility and the effect the Compensation Committee perceived the Named Executive Officer to have on Company operations. The Compensation Committee took into consideration Compensation Peer Group competitiveness and compensation equity across various Company executive positions when setting the range of target 2016 AIP award opportunities for our Named Executive Officers. The Compensation Committee also gave each Named Executive Officer the opportunity to earn a 2016 AIP award above the target opportunity up to a maximum of 200% of his or her AIP target opportunity, if the Company achieved certain levels of performance and the Compensation Committee determined that the individual had achieved certain goals, as well.

        AIP awards granted to our Named Executive Officers for 2016 performance reflect the Compensation Committee's assessment of each Named Executive Officer's individual performance and our overall performance when measured against the Compensation Committee-established goals for 2016 of Adjusted Financing EBITDA, revenue, Operating EBITDA margin, new enrollments, and individual objectives. The 2016 AIP was designed so that a multiplier will be applied to the respective weight of each metric, which proportionally reduces or increases the Named Executive Officer's award depending on the extent to which the goal for each metric is missed or exceeded, as applicable and as set forth in the table below for each Named Executive Officer. Except as described below, for performance percentages between the levels set forth in the table, the resulting payout percentage would be adjusted on a linear basis. Because the Compensation Committee's intent in designing the 2016 AIP was for the Named Executive Officers to stress improved profitability, the 2016 AIP provided that: (i) had we achieved 80% or less of the 2016 corporate and/or regional Adjusted Financing EBITDA goal, as applicable, none of the Named Executive Officers would have received any 2016 AIP Award, and (ii) had the Company achieved less than 95% of the 2016 corporate and/or regional Adjusted Financing EBITDA goal, as applicable, none of the Named Executive Officers would have received more than his or her target award opportunity, regardless of whether the goal for any of the other metrics had been exceeded. Additionally, the 2016 AIP provided that if the Company achieved 85% or less of the established goal for new enrollments, 90% or less of the established goal for revenues or if Operating EBITDA Margin was less than or equal to the applicable 2015 result, then the portion of the Named Executive Officer's AIP award dependent on that metric would be entirely deducted from his or her total 2016 AIP award opportunity.

Percent Payout	Performance Against Plan	Adjusted Financing EBITDA	Revenue	Operating EBITDA Margin	New Enrollments
Weight		40%	15%	10%	15%
200%	Percent of Target	110%	110%	2015 result + 80 bps	115%
100%	Value for 100% payout	Target	Target	2015 result + 40 bps	Target
0%	Percent of Target	90%	90%	2015 Result	85%

        The tables below contain the goal for each metric used in the 2016 AIP. 2016 AIP awards for all Named Executive Officers, apart from Mr. Berckemeyer, are based on corporate results, which goals and results are shown in the first table below. Mr. Berckemeyer's 2016 AIP goals were based on LatAm regional results, which goals are shown in the second table below. Of the four financial metrics used to determine 2016 AIP awards, Adjusted Financing EBITDA was weighted the heaviest because of the Compensation Committee's focus on profitability. While each of Operating EBITDA margin, revenue, and new enrollment are critical to our ability to grow over the long term, the Compensation Committee believes Adjusted Financing EBITDA is the most important measure of sustainable profitability.

 Corporate 2016 AIP

Performance Metric	Target	Weighted Target as % of Award
Adjusted Financing EBITDA(1)	$781.4	40%
Revenue(1)	$4,365.5	15%
Op EBITDA Margin	18.7%	10%
New Enrollments	536,353	15%
Individual Performance		20%

		100%

(1)
In thousands

LatAm 2016 AIP

Performance Metric	Target	Weighted Target as % of Award
Adjusted Financing EBITDA(1)	$495.0	40%
Revenue(1)	$2,396.1	15%
Op EBITDA Margin	21.9%	10%
New Enrollments	416,348	15%
Individual Performance		20%

		100%

(1)
In thousands

        The table below provides information relating to the 2016 AIP target for each of the Named Executive Officers, both in dollar amounts and as a percentage of year-end base salary.

Executive	Year-End 2016 Base Salary Amount ($)	AIP Target Award as % of 2016 Year-End Salary	Target 2016 AIP Award ($)
Douglas L. Becker	1,018,243	120%	1,221,891
Eilif Serck-Hanssen	593,975	85%	504,879
Ricardo M. Berckemeyer	696,564	120%	835,877
Enderson Guimarães(1)	906,017	130%	1,177,821
Paula Singer	696,564	100%	696,564

(1)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

        Long-Term Cash Incentive Opportunity.    Messrs. Serck-Hanssen, Berckemeyer and Guimarães each participated in a LTIP in 2016, and Ms. Singer also participated in a LTIP in 2015. The LTIPs are multi-year cash incentive plans designed to motivate and reward participants for the achievement of performance goals over a multi-year period by offering them the opportunity to receive cash payments based on the achievement of such goals. The multi-year performance period is designed to provide an additional incentive for the Named Executive Officers to remain with Laureate through the performance period and beyond. The LTIP awards are conditioned on the achievement of Company financial performance goals and are earned over separate one-year periods subject to continued employment. LTIP payouts for 2015 appear in the Summary Compensation Table.

        The LTIPs initially had two separate one-year performance periods commencing January 1, 2014 and continuing through December 31, 2015, with the payouts for each year under the plan payable as soon as practicable after the Compensation Committee assessed whether the applicable target had been achieved based on the audited financial statements for that year. Payouts under the LTIPs are based on the achievement of Corporate Adjusted Financing EBITDA targets, and in the case of Mr. Berckemeyer only, LatAm Adjusted Financing EBITDA targets.

        In September 2014, the Compensation Committee approved a change to Mr. Berckemeyer's LTIP arrangement to add an additional $1,000,000 award opportunity for 2016. Payments of awards to Mr. Berckemeyer in 2016 are subject (a) 50% to continued employment on the applicable annual payment date, and (b) 50% to achievement of the annual performance targets set by the Compensation Committee. Payment of the performance-based component will be based on achievement of at least 98% of the Adjusted Financing EBITDA target for 2016. For Mr. Berckemeyer, the performance targets for 2016 are based on the goals contained in the Company's 2014 long range plan on a foreign currency exchange neutral basis at 2015 budget exchange rates, based 75% on LatAm Adjusted Financing EBITDA, which is $723,859,021, and 25% on Corporate Adjusted Financing EBITDA, which is $1,033,673,322. Payment, if earned, will be made as soon as administratively practicable after the end of the performance period.

        In May 2015, the Compensation Committee approved an additional year for Mr. Serck-Hanssen's LTIP. If at least 98% of the applicable 2016 Corporate Adjusted Financing EBITDA target is achieved, Mr. Serck-Hanssen will be eligible to receive a $500,000 payment. For Mr. Serck-Hanssen, the 2016 performance target is based on the goals contained in the Company's 2015 long range plan, on a foreign currency exchange neutral basis at 2015 budget exchange rates, which is $942,449,981. Payment, if earned, will be made as soon as administratively practicable after the end of the performance period.

        Pursuant to his offer letter, Mr. Guimarães is eligible to participate in a cash LTIP plan valued at $1,000,000 in 2016 and $1,500,000 in 2017, subject to the terms of the plan as amended from time to time. LTIP goals are tied to achievement of Adjusted Financing EBITDA goals in the Company's 2016 budget and 2017 long range plan. Payment will be based on achievement of at least 98% of the Adjusted Financing EBITDA target for each year. For Mr. Guimarães, the 2016 performance target is based on the goals contained in the Company's 2016 budget on a foreign currency neutral basis at 2016 budget exchange rates, which was $781,355,195. Payment, if earned, will be made as soon as administratively practicable after the end of the performance period.

Executive	2016 Payment Target
Eilif Serck-Hanssen	$500,000
Ricardo M. Berckemeyer	$1,000,000
Enderson Guimarães(1)	$1,000,000

(1)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

        Long-Term Equity Incentive Opportunity.    The use of long-term equity incentives creates a link between executive compensation and Laureate's long-term performance, thereby creating alignment between executive and investor interests. In 2013, our board of directors and the stockholders of the Company approved the 2013 Plan, which is an omnibus plan providing the flexibility to grant a variety of long-term equity incentive awards, including stock options, restricted stock, restricted stock units and stock appreciation rights. In September 2015 and December 2016, our board of directors and the stockholders of the Company approved amendments to the 2013 Plan to increase the aggregate number of shares of common stock issuable pursuant to awards that may be granted under the 2013 Plan. As of December 31, 2016, only stock options, RSUs and PSUs had been granted to any of the Named

Executive Officers under the 2013 Plan. In connection with the adoption of the 2013 Plan, the Compensation Committee made long-term equity incentive awards to the Named Executive Officers that were intended to provide five years of long term incentive on an up-front basis. The Compensation Committee did not make any equity grants to any Named Executive Officer during 2016 other than the October, 2016 retention awards described above in "—2016 Stock Option Repricing/Retention Equity Grant" and included in "—Grants of Plan-Based Awards in 2016."

        Equity awards granted to the Named Executive Officers under the 2013 Plan were determined based on market competitiveness, criticality of position and individual performance (both historical and expected future performance) and, in the case of Mr. Guimarães, recruitment. There is no set weight given to these factors. Performance awards granted to our Named Executive Officers under the 2013 Plan can vest subject to an annual corporate Equity Value Target. The Equity Value Target was based on 15% cumulative annual growth over 2012 results. Equity Value is generally defined as Adjusted EBITDA, minus noncontrolling interests equity value, multiplied by 10, minus net debt all calculated on a foreign currency neutral basis. The targets also contain a catch-up provision. If the performance-vesting target is missed for a year, that performance tranche can vest in any subsequent year after which the targeted result is achieved for the current year. The Compensation Committee uses its discretion in determining appropriate equity award levels for the Named Executive Officers.

        Commencing with the annual equity grants made in 2016, the Compensation Committee refined the Company's long term incentive award program to make it more consistent with market practice, appropriately aligning pay with performance, and maximizing share usage under our 2013 Plan. Because the Named Executive Officers each received front loaded awards in 2013, or in the case of Mr. Guimarães in 2015 upon his recruitment, none of the Named Executive Officers received an annual equity award in 2016 with these new features. Certain of the Named Executive Officers did, however, receive the October 2016 retention grant described above in "—2016 Stock Option Repricing/Retention Equity Grant", which did not incorporate the new annual refinements. It is anticipated Named Executive Officers may receive grants with the new features in future periods.

        The principal long-term equity incentive design features adopted in 2016 included:

  •
  Move from plan designed to deliver market-competitive long-term incentives in up front fashion to senior executives and on an annual basis to other employees to one designed to deliver market-competitive long-term incentives on an annual basis to all eligible employees;

  •
  Move from awards vesting over 5 years to awards vesting over 3 years, generally as follows:

  •
  Stock options 33.3% of the total number of options in each annual grant vesting each year,

  •
  RSUs 33.3% of the total number of units in each annual grant vesting each year, and

  •
  PSUs: a percentage of target determined based on corporate performance on the third anniversary of the grant date against an Adjusted EBITDA performance goal set annually by the Compensation Committee;

  •
  Reduce or eliminate use of performance stock options; and

  •
  Change from Equity Value Target performance goal to Adjusted EBITDA performance goal.

        The following is a description of equity awards granted to our Named Executive Officers since 2013:

        Stock Options:    Historically, stock options have been, and we expect they will continue to be, a core element of long-term incentive opportunity for our Named Executive Officers. The Compensation Committee believes that the best way to align compensation of our Named Executive Officers with long-term growth and profitability is to design long-term incentive compensation that is, to a great degree, dependent on Company performance. Time-based stock options granted to our Named

Executive Officers (other than those granted to Mr. Becker in October 2016) vest in equal annual installments over a five-year period, subject to continued employment on each applicable vesting date. Performance-based stock options granted to our Named Executive Officers (other than those granted to Mr. Becker in October 2016) under our 2013 Plan vest in equal annual installments over a five-year period based on satisfaction of the annual Equity Value Target described above, subject to continued employment on each applicable vesting date. See "—2016 Stock Option Repricing/Retention Equity Grant" and "—2016 Grants of Plan-Based Awards" for more information on the stock options granted to Mr. Becker in October 2016. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding stock options.

        See "—Arrangements with Certain Named Executive Officers—Chairman and Chief Executive Officer Compensation" for more information concerning options the Company granted to Mr. Becker.

        Performance Share Units:    Each of the Named Executive Officers (other than Mr. Guimarães) received a grant of PSUs in 2013. The PSUs vest in equal annual installments over a five-year period subject to satisfaction of the Equity Value Target described above. The portion of the initial grant of PSUs subject to achievement of each of the 2013 and 2014 Equity Value Targets was first eligible to vest after the publication of audited financial statements for 2014. The remaining portion of the PSUs is, or was, as applicable, eligible to vest based on achievement of the applicable 2015, 2016, and 2017 Equity Value Targets. The grant agreements contain the catch-up provision discussed above. Mr. Guimarães received grants of 174,392 PSUs in September 2015 and 30,518 PSUs in December 2015, which will be, or was, as applicable, eligible to vest based on achievement of the applicable 2015, 2016, 2017, 2018 and 2019 Equity Value Targets. The Named Executive Officers (other than Messrs. Becker and Guimarães) also received PSUs in October 2016. See "—2016 Stock Option Repricing/Retention Equity Grant" and "—2016 Grants of Plan-Based Awards" for more information on these grants. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding PSUs.

        In March 2015, the Compensation Committee determined, based on the Company's audited consolidated financial statements for 2013 and 2014, that the Equity Value Targets for 2013 and 2014 had been achieved, and the PSUs subject to those Equity Value Targets vested and were settled in shares of common stock in April 2015. In March 2016, the Compensation Committee determined, based on the Company's audited consolidated financial statements for 2015, that the Equity Value Target for 2015 had been achieved and the PSUs subject to that Equity Value Target vested and were settled in shares of common stock in April 2016. PSUs are affected by all changes in the fair market value of our common stock and, therefore, the value to the Named Executive Officers is affected by both increases and decreases in the fair market value. Except as provided in an individual agreement, all unvested PSUs are forfeitable upon termination of employment prior to vesting. PSUs do not provide voting or dividend rights until the units are vested and settled in shares of common stock.

        Restricted Stock Units:    On May 14, 2015, Mr. Serck-Hanssen received a grant 20,380 RSUs under the 2013 Plan, all of which will vest on May 14, 2018, subject to continued employment through such date. On September 17, 2015, Mr. Guimarães received a grant of 62,500 RSUs and on December 16, 2015, Mr. Guimarães received an additional grant of 10,937 RSUs, all of which will vest on December 31, 2017, subject to continued employment. If Mr. Guimarães's employment is terminated without cause (other than due to death or disability) prior to December 31, 2017, the 73,437 RSUs granted to Mr. Guimarães in 2015 will vest immediately, provided Mr. Guimarães signs a required separation and release agreement within the time period specified in the agreements. The Named Executive Officers (other than Messrs. Becker and Guimarães) also received RSUs in October 2016. See "—2016 Stock Option Repricing/Retention Equity Grant" and "—2016 Grants of Plan-Based Awards" for more information on these grants. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding RSUs.

        Except as provided in an individual agreement, all unvested RSUs are forfeitable upon termination of employment prior to vesting. RSUs do not provide voting or dividend rights until the units are vested and settled in shares of common stock.

Other Compensation

        Deferred Compensation.    The Post-2004 DCP is intended to promote executive retention by providing a long-term savings opportunity on a tax-efficient basis to approximately 82 eligible Company employees for the 2016 Plan year, including certain of the Named Executive Officers. The Post-2004 DCP allows participants to defer up to 85% of their base salaries and 100% of any AIP awards, with interest earned at market rates on deferred amounts and payout following termination of employment or another selected payout schedule. Payouts of Post-2004 DCP balances are made in a lump sum or in installments, at the election of the participants. Each year, we have the ability, but not the obligation, to make matching employer contributions to each participant's Post-2004 DCP account if the participant made salary reduction contributions to the 401(k) Retirement Savings Plan, received less than the full match under the 401(k) Retirement Savings Plan on the salary reduction contribution because of the limit in Section 401(a)(17) of the Code on compensation and made at least a $5,000 minimum contribution to his or her 401(k) Retirement Savings Plan account. To date, we have not made any matching contributions to any participant Post-2004 DCP account, nor have we chosen to make any other discretionary employer contributions permitted to be made to participants pursuant to the Post-2004 DCP. See "—2016 Nonqualified Deferred Compensation" below for information relating to the 2014 Post-2004 DCP accounts of certain of our Named Executive Officers. All amounts deferred under the Post-2004 DCP are unfunded and unsecured obligations of Laureate, receive no preferential creditors' standing and are subject to the same risks as any of our other general obligations.

        Benefits.    We provide various employee benefit programs to our Named Executive Officers, including medical, dental, life/accidental death and dismemberment disability insurance benefits and our 401(k) Retirement Savings Plan. These benefit programs are generally available to all of our U.S.-based employees. Executive Officers, including the Named Executive Officers other than Mr. Guimarães, also were provided access to a Medical Expense Reimbursement Program until December 31, 2014. Through this program they could receive reimbursement for health care charges not covered by our health care plan. This program only covered eligible health expenses as defined by Section 213 of the Code. Some runout expense reimbursement claims were paid in 2015. Executive Officers are also provided with individual supplemental executive long-term disability coverage and may participate in the Pinnacle Care Health Consulting Service, a medical concierge service that provides advice and other assistance with health care decisions and gives them access to medical services around the world. In connection with his recruitment we agreed to provide Mr. Guimarães with relocation benefits. These benefits are provided to the Named Executive Officers to eliminate potential distractions from performing their regular job duties. We believe the cost of these programs is counterbalanced by an increase in productivity by the executives receiving access to them.

Clawback Policy

        In October 2013, the Compensation Committee adopted an Executive Incentive Compensation Recoupment Policy, also known as a "clawback." Under these clawback provisions, executives that violate confidentiality, non-competition, and non-solicitation agreements forfeit any outstanding awards under the 2013 Plan and return any gains realized from awards prior to the violation. These provisions serve to protect our intellectual property and human capital, and help ensure that executives act in the best interests of Laureate and its stockholders. We plan to revise the Executive Incentive Compensation Recoupment Policy to be consistent with the final rules implementing the requirements of the Dodd-Frank Act.

Tax and Accounting Implications

        As part of its role, the Compensation Committee considers the tax and accounting impacts reflected in our financial statements when establishing our compensation plans. The forms of compensation it selects are intended to be cost-efficient. Under GAAP, the cash AIP awards, LTIP awards, and performance-based equity awards result in "accrual" accounting, which means that the estimated payout of the award, along with any changes in that estimate, are recognized over the performance period. Our ultimate expense will equal the value earned by and paid to the executives. Therefore, the ultimate expense is not determinable until the end of the performance period.

        Section 162(m) of the Code generally provides that publicly held corporations may not deduct in any taxable year specified compensation of more than $1,000,000 paid to the CEO and the next three most highly compensated executive officers, excluding the chief financial officer. However, performance-based compensation more than $1,000,000 is deductible if specified criteria are met, including shareholder approval of the material terms of applicable plans.

        As we have not been subject to Section 162(m) of the Code since the leveraged buyout, the Compensation Committee did not consider the impact of this rule when developing and implementing our executive compensation programs through 2015. Section 162(m) of the Code provides for a transition period for IPO companies. However, beginning in 2016, the Compensation Committee's intention is to comply with the requirements for deductibility under Section 162(m) of the Code, unless the Compensation Committee concludes that adherence to the limitations imposed by these provisions would not be in the best interest of the Company or its shareholders. While base salaries of more than $1,000,000 are not deductible, payments made under our AIP and LTIP programs, and the grants of PSUs and stock options are intended to qualify for deductibility under Section 162(m) of the Code as qualified performance-based compensation.

        For purposes of compliance with the Code, awards under applicable programs will not be made to individuals subject to Section 162(m) of the Code unless attainment of performance goals is certified by the Compensation Committee. In the event of attainment of minimum performance goals under these programs, the Compensation Committee will exercise negative discretion to adjust awards downward from a potential maximum amount in order to satisfy requirements under Section 162(m) of the Code, while still providing for awards based on Company and individual performance in accordance with our AIP, LTIP and equity compensation programs.

Summary Compensation Table

        The following table summarizes the total compensation earned in 2014 (except for Mr. Guimarães, who was not a Named Executive Officer in that year), in 2015 and in 2016 by the CEO and Chief Financial Officer during the fiscal year and the three other persons serving as executive officers at the end of fiscal 2016 who were the most highly compensated executive officers of the Company in fiscal 2016.

        We have omitted from this table the columns for Change in Pension Value and Nonqualified Deferred Compensation Earnings, because no Named Executive Officer received such types of compensation during 2016.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)		Total ($)(3)
Douglas L. Becker	2016	1,014,916					4,071,544	(4)	1,291,784	43,815	(5)	6,422,059
Founder, Chairman & CEO	2015	994,220							1,420,461	45,477	(5)	2,460,158
	2014	969,970							1,756,813	41,105	(5)	2,767,888
Eilif Serck-Hanssen	2016	592,034			706,640	(6)	672,613	(7)	1,134,734	11,559	(8)	3,117,580
President, Chief Administrative Officer and Chief Financial Officer	2015	579,962			524,989	(9)			1,161,174	12,272	(8)	2,278,397
	2014	565,816							1,140,505	11,806	(8)	1,718,127
Ricardo M. Berckemeyer	2016	694,288			706,640	(6)	676,500	(7)	2,055,211	40,903	(10)	4,173,542
Chief Operating Officer and CEO, LatAm	2015	680,130							2,117,978	50,012	(10)	2,848,120
	2014	663,542							2,201,808	35,682	(10)	2,901,032
Enderson Guimarães(15)	2016	905,014					746,890	(7)	2,245,192	12,093	(11)	3,909,189
President & Chief Operating Officer	2015	300,000	1,800,000	(12)	5,054,170	(9)	11,284,109	(13)	963,718	98,427	(11)	19,500,424
	—
Paula Singer	2016	694,288			350,400	(6)	676,500	(7)	771,236	15,252	(14)	2,507,676
Chief Network Officer	2015	680,130							1,309,763	16,322	(14)	2,006,215
	2014	663,542							1,368,257	31,649	(14)	2,063,448

(1)
For 2014-2016 for Mr. Becker the amounts shown in this column represent awards under our AIP only. For Mr. Serck-Hanssen the 2016 amount represents $634,734 under the AIP and $500,000 under his LTIP, the 2015 amount represents $661,174 under the AIP and $500,000 under his LTIP and the 2014 amount represents $640,505 under the AIP and $500,000 under his LTIP. For Mr. Berckemeyer the 2016 amount represents $1,055,211 under AIP and $1,000,000 under his LTIP, the 2015 the amount represents $1,117,978 under the AIP and $1,000,000 under his LTIP and the 2014 amount represents $1,201,808 under the AIP and $1,000,000 under his LTIP. For Mr. Guimarães the 2016 amount represents $1,245,192 under the AIP and $1,000,000 under his LTIP, the 2015 amount represents $463,718 under the AIP and $500,000 under his LTIP. For Ms. Singer the 2016 amount represents $771,236 under the AIP, the 2015 amount represents $809,763 under the AIP and $500,000 under her LTIP and the 2014 amount represents $868,257 under the AIP and $500,000 under her LTIP.

(2)
"All Other Compensation" for each Named Executive Officer includes $7,950 for 2016 and 2015, and $7,800 for 2014, contributed by us pursuant to our 401(k) matching program. For Mr. Guimarães only, the 2015 401(k) match was $0.

(3)
Total amounts reported for 2016 do not include amounts payable in connection with the 2016 AIP and 2016 LTIP awards, which amounts are expected to be determined in March 2017.

(4)
For Mr. Becker, $2,117,841 represents the incremental fair value on the modification date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718") with respect to the reduction to $23.20 of the exercise price per share of certain options granted under the 2013 Plan. See "—2016 Stock Option Repricing/Retention Equity Grant" and "—2016 Grants of Plan-Based Awards" for more information. $1,953,704 represents the grant date fair value, which is an estimated value computed in accordance with ASC 718, of option awards granted to Mr. Becker in 2016. See "—2016 Grants of Plan-Based Awards" for more information. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "Form 10-K") for a discussion of the assumptions related to the calculation of such value.

(5)
For 2016, includes $24,987 for executive supplemental disability plan premium paid by us, $10,750 for medical concierge services, as well as other personal expense reimbursement. For 2015, includes $24,987 for executive supplemental disability plan premiums paid by us and $10,000 for medical concierge services, as well as transportation and personal expense reimbursement. For 2014, includes $20,934 for executive supplemental disability plan premiums paid by us, $2,371 for medical expense reimbursement and $10,000 for medical concierge services.

(6)
The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of RSUs and PSUs granted to the NEOs in 2016. For Mr. Serck-Hanssen this amount represents $504,740 for RSUs, which vest over time, subject to continued employment and $201,900 for PSUs which vest based on achievement of certain Corporate performance targets and continued employment through June 17, 2018. For Mr. Berckemeyer, this amount represents $504,740 for RSUs, which vest over time, subject to continued employment and $201,900 for PSUs which vest based on achievement of certain corporate performance targets and continued employment through June 17, 2018. For Ms. Singer this amount represents $250,285 for RSUs, which vest over time, subject to continued employment and $100,115 for PSUs which vest based on achievement of certain corporate performance targets and continued employment through June 17, 2018. Please refer to Note 13, Share-based

  Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(7)
Represents the incremental fair value on the modification date in accordance with ASC 718 with respect to the reduction to $23.20 of the exercise price per share of certain options granted under the 2013 Plan. See "—2016 Stock Option Repricing/Retention Equity Grant" and "—2016 Grants of Plan-Based Awards" for more information. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(8)
For 2016, includes $3,609 for executive supplemental disability plan premiums paid by us. For 2015, includes $3,609 for executive supplemental disability plan premiums paid by us and $713 in distributions on unvested restricted shares. For 2014, includes $3,609 for executive supplemental disability plan premiums paid by us and $397 in distributions on unvested restricted shares.

(9)
The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of RSUs and PSUs, as applicable, granted to the NEOs in 2015. For Mr. Serck-Hanssen this amount represents RSUs, which vest over time, subject to continued employment. For Mr. Guimarães this amount includes RSUs and PSUs. PSUs vest based on achievement of certain corporate performance targets. In accordance with ASC 718 we account for PSUs based on the amount probable to vest at each period end date. If we were to assume the highest level of performance on these PSUs, Mr. Guimarães's total Stock Award grant date fair value would be $7,163,617. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(10)
For 2016, includes $4,639 for executive supplemental disability plan premiums paid by us and $28,314 for family transportation. For 2015 includes $4,639 for executive supplemental disability plan premiums paid by us, personal expense reimbursement and $35,306 for family transportation. For 2014, includes $4,639 for executive supplemental disability plan premiums paid by us, $298 in distributions on unvested restricted shares, and for medical expense reimbursement, personal expense reimbursement and $21,356 for family transportation.

(11)
For 2016, includes $4,143 for executive supplemental disability plan premiums paid by us. The 2015 amount represents $98,427 for relocation expenses.

(12)
Represents an amount equivalent to the forfeited long-term bonus at target Mr. Guimarães would have received from his prior employer and eight months' cash long-term incentive, as specified in his offer letter.

(13)
For Mr. Guimarães, the amount shown in the Option Awards column represents the grant date fair value, which is an estimated value computed in accordance with ASC 718, of stock options, granted to Mr. Guimarães in 2015. Performance-vested stock options vest based on achievement of certain corporate performance targets. In accordance with ASC 718 we account for performance-vested stock options based on the amount probable to vest at each period end date. If we were to assume the highest level of performance on these performance-vested stock options Mr. Guimarães's total Option Award grant date fair value would be $13,050,927. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(14)
For 2016, includes $7,302 for executive supplemental disability plan premiums paid by us. For 2015 includes $7,302 for executive supplemental disability plan premiums paid by us and $1,070 distributions on unvested restricted shares. For 2014, includes $7,302 for executive supplemental disability plan premiums paid by us, $596 distributions on unvested restricted shares, $8,012 for medical expense reimbursement, and other personal expense reimbursement.

(15)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

Arrangements with Certain Named Executive Officers

        Chairman and Chief Executive Officer Compensation.    While our CEO plays an important role in advising the Compensation Committee with respect to compensation decisions for the other Named Executive Officers, the Compensation Committee evaluates the performance of our CEO using its sole discretion. The Compensation Committee believes that our CEO's compensation package is market-based and performance-aligned and that it facilitates Mr. Becker's retention and motivation, which the Compensation Committee believes to be critical to our continued success. In March 2016, the Compensation Committee evaluated our and our CEO's 2015 financial and non-financial performance. Overall, the Compensation Committee believes that the performance of our CEO during 2015 was exceptional and that, with his continued leadership, the Company is well positioned for continued growth and investor value creation. Because of its assessment of Mr. Becker's overall performance during 2015, in March 2016, the Compensation Committee awarded Mr. Becker a cash award under the AIP as described above under "—Annual Incentive Compensation Opportunity" and awarded Mr. Becker a merit-based salary increase for 2016.

        Executive DCP.    Prior to the leveraged buyout in 2007, Mr. Becker had options to purchase shares of our common stock and PSUs, and another founder of Sterling Partners had options to purchase shares of our common stock, which, based on a value of $60.50 per share, would have entitled Mr. Becker to $78,116,588 and such other founder of Sterling Partners to $48,622,060 if such options, and in Mr. Becker's case, PSUs, were cashed out in connection with the leveraged buyout. Pursuant to Mr. Becker's letter agreement with L Curve Sub Inc., Wengen and us, dated August 16, 2007, and an Amended and Restated Commitment Letter, dated June 3, 2007, among another founder of Sterling Partners, Wengen and the other parties thereto, Mr. Becker and one of the other founders of Sterling Partners agreed to cancel such options and, in Mr. Becker's case, PSUs, in exchange for us establishing a deferred compensation plan for each of them, under which plans these two individuals had rights to receive cash payments in subsequent years. We established a deferred compensation account balance plan (each an "Executive DCP") with an account value of $78,116,588 for the benefit of Mr. Becker and an Executive DCP with an account value of $48,622,060 for the benefit of one of the other founders of Sterling Partners. Since 2007 each Executive DCP has been administered as described below. On the closing date of the leveraged buyout, each Executive DCP was credited with a number of phantom shares of our common stock equal to the number of shares that Mr. Becker or such other founder of Sterling Partners, as applicable, could have acquired in the leveraged buyout if all of the options and PSUs, as applicable, had been cancelled in exchange for a number of shares (the "Phantom Shares"), equal to the quotient of (x) the aggregate cash payment that Mr. Becker and such other founder of Sterling Partners, as the case may be, would have received (based on a per share value of $60.50) on a pre-tax basis, in respect of such cancelled options and PSUs, as applicable, on the closing date of leveraged buyout divided by (y) the value of one share of Laureate common stock as it existed immediately after giving effect to the leveraged buyout.

        Each of Mr. Becker and one of the other founders of Sterling Partners have been fully vested at all times since the leveraged buyout in his respective Executive DCP. Pursuant to the Executive DCP, the value of Mr. Becker's Executive DCP was based on the underlying value of our common stock, subject to a maximum 5% compound annual return until the earliest of an initial public offering of our shares of common stock, September 17, 2014 or a change in control of the Company. On December 30, 2016, the Company's obligations under the Executive DCP were satisfied in full.

        On September 17, 2014 (the "Distribution Date"), we made a cash payment to Mr. Becker in the amount of $50 million and the number of Phantom Shares in his Executive DCP was reduced accordingly. The remaining Phantom Shares in Mr. Becker's Executive DCP had an imputed value of $61.4 million as of December 31, 2014. Under the terms of the arrangement, $53.0 million was payable on September 17, 2015, and the remainder was payable on September 17, 2016. The participants agreed to extend the payment due on September 17, 2015 (the "2015 Executive DCP Obligation"), the first anniversary of the Distribution Date, until December 31, 2015. The participants also agreed to extend the payment due on September 17, 2016 (the "2016 Executive DCP Obligation") until December 31, 2016, in order to agree with us on a form of payment that we believe more closely aligns with our long-term interests and the long-term interests of our securityholders.

        In accordance with an agreement we entered into with Mr. Becker on December 24, 2015, on December 29, 2015 (the "2015 Executive DCP Closing Date"), we satisfied the 2015 Executive DCP Obligation to Mr. Becker by paying him $53.8 million, including $3.8 million in interest from the Distribution Date to the 2015 Executive DCP Closing Date. The payment consisted of $22.6 million in cash and $31.2 million aggregate principal amount of Senior Notes. Any remaining Phantom Shares in Mr. Becker's Executive DCP were to have been distributed to Mr. Becker on September 17, 2016. The remaining Phantom Shares in Mr. Becker's Executive DCP had an imputed value of $10.6 million as of December 31, 2015.

        In accordance with an agreement we entered into with Mr. Becker on December 30, 2016, on December 30, 2016 (the "2016 Executive DCP Closing Date"), we satisfied the 2016 Executive DCP Obligation to Mr. Becker by paying him $11.1 million, including $0.5 million in interest from September 17, 2015 to the 2016 Executive DCP Closing Date. The payment consisted of $4.6 million in cash and $6.4 million aggregate principal amount of Senior Notes. See "—2016 Nonqualified Deferred

Compensation." Following the satisfaction of the 2016 Executive DCP Obligation, the Company's obligations under the Executive DCPs were satisfied in full.

        Incentive Profits Interests.    Additionally, in connection with the leveraged buyout and in connection with Mr. Becker's service as Chairman and Chief Executive Officer of Laureate, Wengen granted Mr. Becker a profits interest in Wengen ("Executive Profits Interests" or "EPI"), allowing Mr. Becker the potential to share in a portion of Wengen's profits. As of December 31, 2014, all the Executive Profits Interests were vested. Upon the consummation of our initial public offering, all of Mr. Becker's Executive Profits Interests were liquidated and exchanged for a number of shares of our Class B common stock currently held by Wengen having an aggregate fair market value equal to that portion of Wengen's share in us to which Mr. Becker would have been entitled on account of the liquidated Executive Profits Interests (the "EPI Shares"). At the initial public offering price of $14.00 per share, Mr. Becker received zero EPI Shares. On the date of our initial public offering, the Company granted to Mr. Becker options (the "EPI Options") to purchase 2,773,098 shares (representing that number of shares of our Class B common stock necessary, when added to the shares to be transferred by Wengen pursuant to the previous sentence above, for Mr. Becker to have the same ownership percentage of us that the Executive Profits Interests represented in the profits of Wengen) of the Company's Class B common stock. The exercise price of the EPI Options is equal to (i) $17.00 with respect to 50% of the shares of our Class B common stock subject to the EPI Options and (ii) $21.32 with respect to 50% of the shares of our Class B common stock subject to the EPI Options and the EPI Options fully vested upon consummation of our initial public offering and remain exercisable until December 31, 2019, unless earlier terminated in accordance with the terms of the EPI Option agreements or the 2013 Plan, as applicable.

        In connection with the leveraged buyout, an entity affiliated with the Sterling Founders, of which Mr. Becker owns approximately 24%, received profits interests in Wengen as compensation for services provided in connection with the leveraged buyout. Effective upon completion of our initial public offering, all of these profits interests were liquidated in exchange for the transfer to this affiliated entity by Wengen of zero shares of our Class B common stock held by Wengen.

        Pursuant to an agreement the Sterling Founders entered into on January 20, 1999 in connection with a partnership formed by them (the "Founders' Agreement"), the Sterling Founders share equally, on a net after-tax basis, in certain equity-based compensation they receive, in the aggregate, in connection with services rendered by any of them to certain entities, including Laureate. The Founders' Agreement provides, in certain circumstances, and subject to contractual restrictions, that securities received by a Sterling Founder as compensation for services rendered by him to certain entities shall be assigned or transferred to the Sterling Founders pro-rata, or a partnership they form, as soon as practicable after such assignment or transfer is permitted by contract and applicable law. The Founders' Agreement further provides that if such securities or other property are not transferable or assignable, the rights to receive the net proceeds of such property upon disposition shall be so transferred or assigned. Prior to any such transfer or assignment, each Sterling Founder controls the voting and disposition of any such securities received by such Sterling Founder.

        As a result, each Sterling Founder has an economic interest in any share-based compensation received by Mr. Becker in connection with his employment by the Company or any holdings he has in the Company, including any dividends on, or the proceeds from the sale of, the shares of Class B common stock issuable upon the exercise of the EPI Options by Mr. Becker.

        President and Chief Operating Officer Compensation.    On July 6, 2015, the Company entered into an offer letter with Enderson Guimarães pursuant to which Mr. Guimarães agreed to serve as the Company's President and Chief Operating Officer, effective as of September 1, 2015. The following description of the offer letter is qualified in its entirety by the full terms and conditions of the offer letter. The offer letter is filed as an exhibit to the Form 10-K and is incorporated herein by reference.

        Salary and Incentive Compensation.    Pursuant to the offer letter, Mr. Guimarães's base salary was $900,000 annually and his target AIP award is 130% of annual base salary. Effective March 1, 2016, the Compensation Committee increased Mr. Guimarães's annual base salary to $906,017.

        LTIP.    Mr. Guimarães is also eligible to participate in a cash LTIP plan valued at $1,000,000 in 2016 and $1,500,000 in 2017, subject to the terms of the plan as amended from time to time. Goals are tied to achievement of Adjusted Financing EBITDA goals in the Laureate long range plans for 2016 and 2017. Payment will be based on achievement of at least 98% of the Adjusted Financing EBITDA target for each year. Payment, if earned, will be made as soon as administratively practicable after the end of the performance period.

        Equity Grant.    Mr. Guimarães is eligible to participate in the 2013 Plan, as amended from time to time. Pursuant to the offer letter, his annual long term equity incentive target is equal to 408% of annual base salary. Mr. Guimarães's offer letter provided, subject to approval by the Compensation Committee, for an equity award to be valued at $18.36 million on the date of grant, representing the first five years of annual long-term equity incentive awards delivered on a "front-loaded" basis, in a mixture of time and performance vesting stock options and PSUs, each with respect to our common stock (with the value for the stock options to be determined using the Company's standard Black-Scholes assumptions applied as of the date of grant and the value for the PSUs to be determined by dividing the target value for the PSUs by the fair market value of our common stock on the grant date as determined by the Compensation Committee in accordance with its equity grant policy). These equity awards vest ratably over a five-year period, subject to continued employment. In addition to the forgoing, Mr. Guimarães's offer letter also provided for a grant of 62,500 time-based vesting RSUs under the 2013 Plan that will vest in full on December 31, 2017.

        On September 17, 2015, the Compensation Committee approved the grant of 650,141 time-based stock options, 332,608 performance-based stock options, 174,392 PSUs, and 62,500 RSUs to Mr. Guimarães. The time-based stock options granted to Mr. Guimarães vest in equal annual installments over a five year period beginning on December 31, 2015, subject to continued employment on each applicable vesting date. Performance based stock options granted to Mr. Guimarães vest in equal annual installments over a five-year period based on satisfaction of the annual Equity Value Target described above, subject to continued employment on each applicable vesting date. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding options. The PSUs granted to Mr. Guimarães vest in equal annual installments over a five-year period subject to satisfaction of the Equity Value Target described above, subject to continued employment. The portion of the initial grant of PSUs subject to achievement of each of the 2015 and 2016 Equity Value Targets will first be eligible to vest after the publication of audited financial statements for 2016. The remaining portion of the PSUs is eligible to vest based on achievement of the applicable 2017, 2018, and 2019 Equity Value Targets. All the RSUs granted to Mr. Guimarães will vest on December 31, 2017, subject to continued employment. In consideration of a decrease in the estimated fair market value of the Company's common stock after the September 2015 equity grant, on December 16, 2015 the Compensation Committee approved an additional grant of 10,937 RSUs and 30,518 PSUs to Mr. Guimarães. The terms of the December 2015 grants are substantially the same as the terms of the September 2015 grants. If Mr. Guimarães's employment is terminated without cause (other than due to death or disability) prior to December 31, 2017, the 73,437 RSUs granted to Mr. Guimarães in 2015 will vest immediately, provided Mr. Guimarães signs a required separation and release agreement within the time period specified in the agreements.

        Severance.    Mr. Guimarães will receive severance equal to one year of base salary and target bonus if his employment is terminated without cause within 24 months of the beginning of his employment, provided he signs a required separation and release agreement within the time period specified in the offer letter.

        Benefits.    Mr. Guimarães was eligible for our standard U.S. employee benefits package on the first day of the month following one full calendar month of employment. We provided provisional housing for up to six months and reasonable relocation expenses.

        Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

        Eilif Serck-Hanssen Offer Letter.    At the time Mr. Serck-Hanssen was hired as our Executive Vice President, Chief Financial Officer in July 2008, our other executive officers were parties to retention agreements entered into in connection with the leveraged buyout, which have since expired, that provided, among other things, for a lump sum severance benefit in the event we terminated the executive's employment without cause. Because Mr. Serck-Hanssen was being hired as an executive officer at a time when these retention agreements were still in effect, the Compensation Committee thought it appropriate to authorize Mr. Serck-Hanssen's written offer of employment to include a provision entitling Mr. Serck-Hanssen to the same lump sum severance benefit in the event we terminate his employment without cause. See "—Potential Payouts Upon Termination or Change in Control—Involuntary Termination Without Cause" for a discussion of the severance benefits available to Mr. Serck-Hanssen.

Grants of Plan-Based Awards in 2016

        The table below sets forth information regarding grants of plan-based awards to our Named Executive Officers in 2016. The grants include award opportunities for our Named Executive Officers under our AIP for performance during 2016, equity awards made in October to the Named Executive Officers other than Mr. Guimarães and Berckemeyer, and the incremental fair value on the modification date of June 17 of repricing certain stock options granted under the 2013 Plan. See "—Compensation Discussion and Analysis—Elements of Laureate's Compensation Program—Incentive Opportunity" and "—2016 Stock Option Repricing/Retention Equity Grant" above for further discussion of these grants.

GRANTS OF PLAN-BASED AWARDS

									All Other Stock Awards: Number of Shares of Stock or Units (#)
												Grant Date Fair Value of Stock and Option Awards ($)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options (#)
											Exercise or Base Price of Option Awards ($/ share)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas L. Becker	2/10/16	AIP(1)	1	1,221,892	2,443,784
	10/2/13	Options(2)								802,212	23.20	2,117,841
	10/25/16	Time Options(3)								114,790	23.36	1,382,072
	10/25/16	Performance Options(4)				23,739	47,477	47,477			23.36	571,632
Eilif Serck-Hanssen	2/10/16	AIP(1)	1	504,879	1,009,758
	10/2/13	Options(2)								254,777	23.20	672,613
	10/25/16	RSUs(5)							21,607			504,739
	10/25/16	PSUs(6)				4,321	8,643	8,643				201,900
Ricardo M. Berckemeyer	2/10/16	AIP(1)	1	835,877	1,671,755
	10/2/13	Options(2)								256,250	23.20	676,500
	10/25/16	RSUs(5)							21,607			504,745
	10/25/16	PSUs(6)				4,321	8,643	8,643	8,642			201,895
Enderson Guimarães(7)	2/10/16	AIP(1)	1	1,177,821	2,355,643
	9/17/15	Options(2)								982,750	23.20	746,890
Paula Singer	2/10/16	AIP(1)	1	696,564	1,393,129
	10/2/13	Options(2)								256,250	23.20	676,500
	10/25/16	RSUs(5)							10,714			250,285
	10/25/16	PSUs(6)				2,143	4,285	4,285				100,115

(1)
This row discloses estimated possible future payouts under our 2016 AIP. The Compensation Committee approved the 2016 AIP target award opportunities for the Named Executive Officers at its February 10, 2016 meeting. The target awards were equal to a percentage of each Named Executive Officer's base salary on December 31, 2016. The percentage of base salary for each Named Executive Officer's 2016 AIP target award was: Mr. Becker 120%, Mr. Serck-Hanssen 85%; Mr. Berckemeyer 120%; Mr. Guimarães 130%; and Ms. Singer 100%. The maximum 2016 AIP opportunity for each Named Executive Officer was equal to 200% of his or her 2016 AIP target award. See "—Annual Cash Incentive Opportunity" above for more information regarding the AIP.

(2)
On June 17, 2016, the board of directors approved the repricing of certain stock options granted under 2013 Plan. The exercise price of stock options granted on October 31, 2013 was reduced from $34.52 to $23.20. The exercise price of stock options granted on September 17, 2015 was reduced from $26.32 to $23.20. The amounts in column Grant Date Fair Value of Stock and Option Awards represent the incremental fair value on the modification date with respect to the repricing of these options. This incremental fair value is also reported in the Options Awards column of the Summary Compensation Table.

(3)
Granted under the 2013 Plan. These time-based vesting options have a 10-year term and will vest on June 17, 2018, subject to continued employment (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(4)
Granted under the 2013 Plan. These performance options have a 10-year term and 50% will be eligible to vest based upon achievement of the applicable Equity Value Target for each of 2016 and 2017, subject in each case to continued employment through June 17, 2018 (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(5)
Granted under the 2013 Plan. These RSUs will vest on June 17, 2018, subject to continued employment (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(6)
Granted under the 2013 Plan. 50% of these PSUs will be eligible to vest based upon achievement of the applicable Equity Value Target for each of 2016 and 2017, subject in each case to continued employment through June 17, 2018 (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(7)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

Outstanding Equity Awards at 2016 Year End

        The following table provides information concerning unexercised options, PSUs, RSUs and restricted shares that have not vested as of the end of the most recently completed fiscal year for each Named Executive Officer. Each outstanding award is represented by a separate row, which indicates the number of securities underlying the award, including awards that have been transferred other than for value (if any).

        For option awards, the table discloses the number of shares underlying both exercisable and unexercisable options, as well as the exercise price and the expiration date. For stock unit awards, the table provides the total number of units that have not vested and the aggregate market value of shares of stock issuable upon vesting of these units that have not vested.

        We computed the market value of stock unit awards by multiplying the Compensation Committee's estimate of the fair market value of our common stock at the end of the most recently completed fiscal year ($22.64) by the number of shares of stock or units.

        Stock options granted under the 2013 Plan have a ten-year term and must have an exercise price of no less than fair market value on the date of grant. The Compensation Committee has adopted an equity grant policy that requires the Compensation Committee to have received an independent appraisal of our common stock from a nationally recognized investment banking firm that is based on our financial results within one calendar quarter of the option grant date ("current appraisal") before granting options under the 2013 Plan. When granting options, the Compensation Committee reviews the current appraisal and, if the Compensation Committee determines that no facts have arisen since the delivery of the current appraisal that would make the current appraisal unreasonable, sets a fair market value for our shares it believes to be reasonable and supportable considering the data included in the current appraisal. Pursuant to its equity grant policy, the exercise price for all options is equal to the fair market value set by the Compensation Committee in accordance with its equity grant policy. The value of our stock options to each grantee is entirely dependent on stock price appreciation beyond the date of grant and the ability to sell the shares acquired upon exercise of options. See "Certain Relationships and Related Transactions, and Director Independence—Management Stockholder's Agreements" in the Form 10-K for a discussion of the voting and transfer restrictions applicable to shares acquired upon exercise of vested options. On June 17, 2016, the board of directors approved a repricing of certain stock options issued under the 2013 Plan. See "—2016 Stock Option Repricing/Retention Equity Grant."

        The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of the end of 2016, including equity awards granted under our 2007 Plan and 2013 Plan to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

		Option Awards						Stock Awards
Name	Original Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable(1)	Number of Securities Underlying Unexercised Options(#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(3)	Option Exercise Price($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Douglas L. Becker	10/2/13	595,929	114,601	91,681	$23.20	(6)	10/2/23			72,506	1,641,536
	10/25/16	—	114,790	47,477	$23.36		10/25/26
Eilif Serck-Hanssen	8/5/08	281,250			$21.28		8/5/18
	10/2/13	189,263	36,396	29,117	$23.20	(6)	10/2/23			23,027	521,343
	5/14/15							20,380	461,403
	10/25/16							21,607	489,182	8,643	195,678
Ricardo Berckemeyer	10/2/07	402,500			$18.36		10/2/17
	10/2/13	190,357	36,607	29,285	$23.20	(6)	10/2/23			23,160	524,354
	10/25/16							21,607	489,188	8,642	195,672
Enderson Guimarães(7)	9/17/15	326,578	390,085	266,087	$23.20	(6)	9/17/25	62,500	1,415,000	174,392	3,948,235
	12/16/15							10,937	247,625	30,518	690,945
Paula Singer	10/2/07	445,000			$18.36		10/2/17
	10/2/13	190,357	36,607	29,285	$23.20	(6)	10/2/23			23,160	524,354
	10/25/16							10,714	242,571	4,285	97,029

(1)
The numbers in this column represent vested time and vested performance options.

(2)
The numbers in this column represent unvested time options. The vesting dates of unvested time options are as follows: Mr. Becker—114,601 on December 31, 2017 and 114,790 on June 17, 2018; Mr. Serck-Hanssen—36,396 on December 31, 2017; Mr. Berckemeyer—36,607 on December 31, 2017; Mr. Guimarães—130,028 on December 31, 2017, 130,028 on December 31, 2018 and 130,029 on December 31, 2019; and Ms. Singer—36,607 on December 31, 2017.

(3)
The numbers in this column represent unvested performance options as of December 31, 2016. The terms of our outstanding performance options provide that vesting occurs only after audited financial statements for the applicable target year are available and the Compensation Committee can determine the extent to which the performance goal has or has not been achieved, and in the case of performance options granted on October 25, 2016 only, subject to continued employment through June 18, 2018. The number of performance options subject to annual performance target is as follows: Mr. Becker—45,840 for 2016, 45,840 for 2017, 23,738 subject to 2016 performance but not eligible to vest until June 17, 2018, and 23,739 subject to 2017 performance but not eligible to vest until June 17, 2018; Mr. Serck-Hanssen—14,558 for 2016 and 14,559 for 2017; Mr. Berckemeyer—14,642 for 2016 and 14,643 for 2017; Mr. Guimarães—66,521 for 2016, 66,522 for 2017, 66,522 for 2018 and 66,522 for 2019; and Ms. Singer—14,642 for 2016 and 14,643 for 2017.

(4)
The numbers in this column represent unvested RSUs. The market value of the RSUs is equivalent to $22.64 per share, the estimated fair market value of our common stock as of December 31, 2016, as set by the Compensation Committee in accordance with its equity grant policy. The vesting dates of unvested RSUs are as follows: Mr. Serck-Hanssen—20,380 on May 14, 2018 and 21,607 on June 17, 2018; Mr. Berckemeyer—21,607 on June 17, 2018; Mr. Guimarães—73,437 on December 31, 2017; and Ms. Singer—10,714 on June 17, 2018.

(5)
The numbers in this column represent unvested PSUs. The market value of the PSUs is equivalent to $22.64 per share, the estimated fair market value of our common stock as of December 31, 2016, as set by the Compensation Committee in accordance with its equity grant policy. The terms of our outstanding PSUs provide that vesting occurs only after audited financial statements for the applicable target year are available and the Compensation Committee can determine the extent to which the performance goal has or has not been achieved, and in the case of PSUs granted on October 25, 2016 only, subject to continued employment through June 17, 2018. The number of PSUs subject to annual performance target is as follows: Mr. Becker—36,253 for 2016 and 36,253 for 2017; Mr. Serck-Hanssen—11,513 for 2016, 11,514 for 2017, 4,321 subject to 2016 performance but not eligible to vest until June 17, 2018, and 4,322 subject to 2017 performance but not eligible to vest until June 17, 2018; Mr. Berckemeyer—11,580 for 2016, 11,580 for 2017, 4,321 subject to 2016 performance but not eligible to vest until June 17, 2018, and 4,321 subject to 2017 performance but not eligible to vest until June 17, 2018; Mr. Guimarães—40,982 for 2016, 40,982 for 2017, 40,982 for 2018 and 40,982 for 2019; and Ms. Singer—11,580 for 2016 and 11,580 for 2017, 2,142 subject to 2016 performance but not eligible to vest until June 17, 2018, and 2,143 subject to 2017 performance but not eligible to vest until June 17, 2018. For Mr. Guimarães only, the PSUs subject to the 2015 annual performance target cannot vest, if at all, until after publication of the Company's audited consolidated financial statements for fiscal 2016.

(6)
The exercise price of this stock option was modified to $23.20 on June 17, 2016.

(7)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

Option Exercises and Restricted Stock Vested During Fiscal 2016

        The following table includes certain information with respect to vesting of restricted shares during fiscal 2016. We have omitted the columns pertaining to Option Awards as they are inapplicable, because no Named Executive Officer exercised any options during fiscal 2016.

OPTION EXERCISES AND STOCK VESTED

	Stock Awards
	Number of Shares Acquired on Vesting(#)		Value Realized on Vesting($)
Douglas L. Becker	36,253	(1)	$842,520
Eilif Serck-Hanssen	16,513	(2)	$374,108
Ricardo Berckemeyer	11,580	(3)	$269,125
Enderson Guimarães(5)	—		—
Paula Singer	19,080	(4)	$433,698

(1)
36,253 PSUs vested on April 15, 2016, upon achievement of the 2015 Equity Value Target. The fair market value of our common stock as determined by the Compensation Committee in accordance with its equity grant policy on April 15, 2016 was $23.24.

(2)
11,513 shares of restricted stock vested on January 28, 2016 and 5,000 PSUs vested on April 15, 2016, upon achievement of the 2015 Equity Value Target. The fair market value of our common stock as determined by the Compensation Committee in accordance with its equity grant policy on January 28, 2016, and April 15, 2016 was $22.40 and $23.24, respectively.

(3)
11,580 PSUs vested on April 15, 2016, upon achievement of the 2015 Equity Value Target. The fair market value of our common stock as determined by the Compensation Committee in accordance with its equity grant policy on April 15, 2016 was $23.24.

(4)
11,580 shares of restricted stock vested on January 28, 2016 and 7,500 PSUs vested on April 15, 2016, upon achievement of the 2015 Equity Value Target. The fair market value of our common stock as determined by the Compensation Committee in accordance with its equity grant policy on January 28, 2016, and April 15, 2016 was $22.40 and $23.24, respectively.

(5)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

2016 Pension Benefits

        No Named Executive Officer participates in any defined benefit pension plan or arrangement provided by Laureate.

2016 Nonqualified Deferred Compensation

        Our Post-2004 DCP permits eligible employees the opportunity to defer up to 85% of their base salaries and 100% of any bonus, or annual cash and/or long-term incentive awards, which may be allocated to notional investments selected by the participants that are similar to investment alternatives available in our 401(k) Retirement Savings Plan and pay out following termination of employment or other selected payout schedule, which payouts will be made in a lump sum or in installments, at the election of the participants. The minimum annual deferral amount under the Post-2004 DCP is $5,000. Each year, a participant may elect to receive that year's deferral balance in a future year while the participant is still employed (a scheduled in-service withdrawal) or after employment terminates (a retirement payment). Each year, we have the ability, but not the obligation, to make matching employer contributions to each participant's Post-2004 DCP account if the participant made salary reduction contributions to the 401(k) Retirement Savings Plan, received less than the full match under the 401(k) Retirement Savings Plan on the salary reduction contribution because of the limit in Section 401(a)(17) of the Code on compensation and made at least a $5,000 minimum contribution to his or her 401(k) Retirement Savings Plan account. To date, we have not chosen to make a matching contribution to any participant's Post-2004 DCP account, nor have we chosen to make any other discretionary employer contributions permitted under the Post-2004 DCP. In the event of death or disability prior to terminating employment, the participant's Post-2004 DCP balance will be distributed (to the participant's beneficiaries, in the case of death), in a lump sum the February following the year in which death or disability occurs. In the event of termination of employment, Post-2004 DCP balances will be distributed in a lump sum or in up to ten annual installments (based on the termination payment election the participant had previously made for each Post-2004 DCP annual year contribution), beginning in February following the year in which the participant's employment was terminated. If there is a separation of service without an effective termination payment election for a Plan year, that Plan year's deferral balance will be paid in a lump sum in the February following the year of separation of service. Mr. Becker also participates in a deferred compensation plan that was frozen and closed to new participants in December 2004 (the "Pre-2005 DCP"). No contributions were made to the Pre-2005 DCP in 2016. The payout terms of the Pre-2005 DCP are like those of the Post-2004 DCP. No other Named Executive Officer participates in the Pre-2005 DCP.

        Prior to the leveraged buyout in 2007, Mr. Becker had options to purchase shares of our common stock and PSUs, which, based on a value of $60.50 per share, would have entitled Mr. Becker to $78.1 million if such options and PSUs were cashed out in connection with the leveraged buyout. In connection with the leveraged buyout, Mr. Becker agreed to cancel his options and PSUs in exchange for us establishing a deferred compensation plan for him, under which Mr. Becker had rights to receive cash payments in subsequent years. We established Mr. Becker's Executive DCP with an account value of $78.1 million. On the closing date of the leveraged buyout, Mr. Becker's Executive DCP was credited with a number of phantom shares of our common stock equal to the number of shares that Mr. Becker could have acquired in the leveraged buyout if all of the options and PSUs had been cancelled in exchange for Phantom Shares equal to the quotient of (x) the aggregate cash payment that Mr. Becker would have received (based on a per share value of $60.50) on a pre-tax basis, in respect of such cancelled options and PSUs on the closing date of the leveraged buyout divided by (y) the value of one share of Laureate common stock as it existed immediately after giving effect to the leveraged buyout.

        Mr. Becker has been fully vested at all times since the leveraged buyout in his Executive DCP. Pursuant to the Executive DCP, the value of Mr. Becker's Executive DCP was based on the underlying value of our common stock, subject to a maximum 5% compound annual return until the earliest of an initial public offering of our shares of common stock, September 17, 2014 or a change in control of the Company. As of December 31, 2016 the Company's obligations under the Executive DCP have been satisfied in full. See "—Compensation Discussion and Analysis—Arrangements with Certain Named Executive Officers—Chairman and Chief Executive Officer Compensation" above for further discussion of the Executive DCP and the payments made in 2016.

        Information regarding Mr. Becker's and Ms. Singer's participation in the Post-2004 DCP and Mr. Becker's participation in the Pre-2005 DCP and the Executive DCP is included in the following table.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE($)
Douglas L. Becker(1)	—	—	$1,231,301	$11,059,241	$8,410,008
Eilif Serck-Hanssen	—	—	—	—	—
Ricardo M. Berckemeyer	—	—	—	—	—
Enderson Guimarães(4)	—	—	—	—	—
Paula Singer	$121,464	—	$54,853	—	$1,198,469

(1)
The amount included in this column is included in the "Salary" column of the Summary Compensation Table for 2016.

(2)
Amounts in this column are not reported as compensation for fiscal year 2016 in the "Summary Compensation Table" because they do not reflect above-market or preferential earnings. Deferrals may be allocated among different investment crediting options.

(3)
Amounts shown comprise Mr. Becker's participation in the Executive DCP, our Post-2004 DCP and our Pre-2005 DCP. Mr. Becker's earnings and balance under the Executive DCP in 2016 were $447,258 and $0, respectively. Mr. Becker's earnings and balance under the Post-2004 DCP during 2016 were $521,995 and $5,599,159, respectively. Mr. Becker's earnings and balance under the Pre-2005 DCP during 2016 were $262,048 and $2,810,849, respectively.

(4)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

Potential Payments Upon Termination or Change in Control

        The table below reflects potential payments to each of our Named Executive Officers in various termination and change in control scenarios based on compensation, benefits and equity levels in effect on December 30, 2016, which was the last business day of fiscal 2016. The amounts shown assume that the termination or change in control event was effective as of December 30, 2016. For stock valuations, we have assumed that the price per share is the fair market value of our stock at December 30, 2016, as determined by the Compensation Committee in accordance with its equity grant policy, which was $22.64. The table below excludes any amounts payable to the Named Executive Officer to the extent that these amounts are available generally to all salaried employees and do not discriminate in favor of our executive officers.

Potential Payments upon Termination

        Payments Regardless of Manner of Termination.    Regardless of the termination scenario, the Named Executive Officers will receive earned but unpaid base salary through the employment termination date, along with any other accrued or vested payments or benefits owed under any of our plans or agreements covering the Named Executive Officer as governed by the terms of those plans or agreements.

        Payments Upon Termination Due to Death or Disability.    In the event of a termination due to death or disability, with respect to each Named Executive Officer, all unvested RSUs, PSUs or options will be forfeited, except that: (i) any such unvested RSUs or time options that would have vested subsequent to, but during the same calendar year as, the death or disability will become vested; and (ii) any unvested performance options or PSUs that would, but for the termination of employment due to death or disability, have vested had the applicable performance goal for the calendar year during which the death or disability occurred been achieved will remain outstanding until the Compensation Committee determines whether the applicable performance goal has been achieved and will become vested if and when the Compensation Committee determines that the applicable performance goal has been achieved or will terminate on the date the Compensation Committee determines that the applicable performance goal has not been achieved, and the balance of the unvested portion of the performance option or PSU will terminate as of the date of termination of employment due to death or disability. In the event of a termination due to death or disability, vested options may (by the employee's beneficiary in the case of death) be exercised only for a period of two years from the termination due to death or disability of the Named Executive Officer.

        In the event of termination due to death or disability, Mr. Becker's or Ms. Singer's Post-2004 DCP balance or Mr. Becker's Pre-2005 DCP balance will be distributed (to his or her beneficiaries, in the case of death), in a lump sum the February following the year in which his or her death or disability occurs.

        Involuntary Termination and Resignation for Good Reason.    If a Named Executive Officer's employment is terminated by us without cause or he or she resigns for good reason all unvested RSUs, PSUs and options will be forfeited; provided, however, that if the termination occurs subsequent to the end of a fiscal year but prior to the publication of our audited financial statements for such year and the Compensation Committee determines, upon publication of such financial statements, that one or more tranches of performance-vested stock options or PSUs would have vested and become nonforfeitable based upon the audited financial statements for such year, that portion of the performance-vested stock options or PSUs that would otherwise have become vested and nonforfeitable had the termination occurred after the date of the Compensation Committee's determination will become vested and nonforfeitable upon such determination, and he or she will have 90 days from the termination date to exercise any vested options held on the termination date. Notwithstanding the foregoing, upon the termination of Mr. Guimarães's employment as a result of: (x) termination by the Company without cause prior to December 31, 2017, provided he executes and allows to become effective a customary release agreement, (y) his death during 2017; or (z) his termination due to permanent disability during 2017, all of the RSUs granted to him in September and December of 2015 will become vested and nonforfeitable on the effective date of such qualifying termination.

        For each Named Executive Officer other than Mr. Becker, "good reason" is defined as (i) a reduction in base salary (other than a general reduction in base salary that affects all similarly situated employees), (ii) a substantial diminution in the Named Executive Officer's title, duties and responsibilities, other than any isolated, insubstantial and inadvertent failure by the Company or its subsidiaries that is not in bad faith, or (iii) a transfer of the Named Executive Officer's primary workplace by more than 50 miles from his or her current workplace; provided, however, that in any event, such conduct is not cured within ten business days after the Named Executive Officer gives the Company notice of such event.

        For Mr. Becker, "good reason" is defined as (i) demotion from the position of CEO, or his duties and responsibilities are materially and substantially diminished as a whole; (ii) a reduction in his base salary; (iii) the removal of or failure to reelect him as a member of the board of directors other than as a result of his voluntary resignation or choice not to stand for reelection or reappointment or as required by applicable law; (iv) requiring him to be based (excluding travel responsibilities in the ordinary course of business) at any office or location more than 25 miles from our Baltimore office; (v) the failure by any successor to expressly assume all of our obligations under his employment agreement, if any; or (vi) after a change in control, his duties are inconsistent in any material respect with his position (including, without limitation, his status, office, title, or reporting relationship), authority, control, duties or responsibilities immediately prior to the change in control.

        If Mr. Serck-Hanssen's employment is terminated by us without cause, he will receive a lump sum cash payment equal to 18 months' base salary and 150% of the target cash award under the AIP for the fiscal year in which the termination occurs, if Mr. Serck-Hanssen executes and allows to become effective a customary release agreement, which includes a two-year covenant not to compete or disclose confidential information, as required in his offer letter.

        If, on or prior to September 1, 2017, the Company terminates Mr. Guimarães's or Mr. Berckemeyer's employment without cause, provided the executive executes and allows to become effective a customary release agreement, the Company will pay to the executive a lump sum cash payment in an amount equal to the sum of (i) a full year of the executive's annual base salary at the rate in effect at the time of his termination, and (ii) 100% of the target cash bonus award under the AIP in effect at the time of such termination, less applicable taxes and withholdings, as required in their Executive Retention Agreements.

        For each Named Executive Officer, other than Mr. Becker, "cause" means (i) gross negligence or willful malfeasance in connection with the performance of his or her duties; (ii) conviction of, or pleading guilty or nolo contendere to, any felony; (iii) theft, embezzlement, fraud or other similar conduct by the executive in connection with the performance of his or her duties; or (iv) a willful and material breach of any other applicable agreements including, without limitation, engaging in any action in breach of any applicable restrictive covenants.

        In Mr. Becker's case, "cause" means (i) gross negligence or willful malfeasance in connection with the performance of his duties (other than in the event he had a reasonable good faith belief that the act, omission or failure to act in question was not a violation of law), in each case, that would be reasonably likely to have a material adverse effect on our business; (ii) the abuse of drugs or alcohol or conduct involving moral turpitude that would be reasonably likely to have a material adverse effect on our business; (iii) his misappropriation of any material business opportunity; provided, however, that, solely for this purpose, he shall not be deemed to have misappropriated a material business opportunity by virtue of any action taken by Sterling Capital (an affiliate of Sterling) or any of its affiliates, unless he knows of such action before the date it occurs (or, if earlier, before the date of a binding commitment to complete such action) and he fails to disclose such action to our directors; (iv) his being barred or prohibited by the SEC or any other governmental authority from holding the position of CEO; or (v) the willful and material breach of any other applicable agreements with Laureate or Wengen including, without limitation, engaging in any action in breach of any applicable restrictive covenants.

        Payments Upon Voluntary Resignation or Termination for Cause.    If any Named Executive Officer resigns without good reason or is terminated by the Company for cause, he or she will forfeit all unvested equity grants and, if he or she resigns without good reason, all vested but unexercised options held at the time of termination will be exercisable for a period of 90 days post-termination. If employment is terminated by the Company for cause, all vested awards also will be forfeited. Vested stock options will remain exercisable for a period of two years post-termination of employment for any participant, including any Named Executive Officer, who (a) has a minimum of five continuous years of service with us and (b) provides at least six months' prior written notice of his or her resignation.

Potential Payments Upon a Change in Control

        Immediately prior to a change in control all unvested restricted shares will vest.

        If a Named Executive Officer ceases to be an eligible individual under the 2013 Plan coincident with or within 18 months after a change in control as a result of an involuntary termination without cause or the Named Executive Officer's resignation with good reason (a "Qualifying Termination"), to the extent not already vested or previously forfeited, (1) that portion of time vested options and that portion of the RSUs that would otherwise have become vested and exercisable on or before the third anniversary of the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination and the balance of the unvested portion of the time vested options will terminate without becoming vested, and (2) that portion of performance options and PSUs that would otherwise have become vested and exercisable had we achieved the applicable performance goal in the three fiscal years (or, if shorter, the remaining initial target years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination and the balance of the unvested portion of the performance options or PSUs will terminate without becoming vested.

Name	Benefit	Without Cause/Good Reason Termination		Termination due to Death or Disability(1)	Change in Control plus Qualifying Termination(1)
Douglas L. Becker	Pre-2005 DCP and Post-2004 DCP			$8,079,447
	Acceleration of PSU vesting(2)				$1,641,536

	Total			$8,079,447	$1,641,536
Eilif Serck-Hanssen	Cash Severance(3)	$1,648,282			$1,648,282
	Acceleration of RSU vesting				$950,586	(4)
	Acceleration of PSU vesting(2)				$717,020

	Total	$1,648,282			$3,315,888
Ricardo M. Berckemeyer	Cash Severance(5)	$1,532,442			$1,532,442
	Acceleration of RSU vesting				$489,188	(4)
	Acceleration of PSU vesting(2)				$720,026

	Total	$1,532,442			$2,741,655
Enderson Guimarães(7)	Cash Severance(5)	$2,083,837			$2,083,837
	Acceleration of RSU vesting	$1,662,625	(6)		$1,662,625	(4)
	Acceleration of PSU vesting(2)				$4,639,179

	Total	$3,746,463			$8,385,642
Paula Singer	Post-2004 DCP			$1,173,684
	Acceleration of RSU vesting				$242,571	(4)
	Acceleration of PSU vesting(2)				$621,383

	Total			$1,173,684	$863,954

(1)
Vesting of certain unvested time and performance stock options will accelerate because of termination due to death or disability or upon a Qualifying Termination within 18 months following a Change in Control. However, all unvested stock options held by the Named Executive Officers on December 30, 2016 had exercise prices greater than or equal to the fair market value of our common stock, as determined by the Compensation Committee in accordance with its equity grant policy as of such date, of $22.64. Accordingly, there is no intrinsic value associated with the accelerated vesting of such stock options.

(2)
In connection with a Qualifying Termination within 18 months following a Change in Control, that portion of unvested PSUs that would otherwise have become vested and exercisable had we achieved the Equity Value Target in the three fiscal years (or, if shorter, the remaining initial target years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination. Represents the aggregate fair market value, as determined by the Compensation Committee in accordance with its equity grant policy, of unvested PSUs outstanding on December 30, 2016 and subject to the 2016 and 2017 Equity Value Target. The terms of the PSUs provide that any unvested PSUs that would, but for the termination due to death or disability, have vested had the Equity Value Target for the calendar year during which the death or disability occurred been achieved will remain outstanding until the Compensation Committee determines whether the Equity Value Target for such year has been achieved. Because the information in this table assumes such termination due to death or disability occurred as of December 30, 2016, there is no acceleration of PSU vesting. Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

(3)
Represents a lump sum severance payment equal to 18 months' base salary and 150% of Mr. Serck-Hanssen's target cash incentive award as of December 30, 2016, if Mr. Serck-Hanssen executes the customary release agreement, which includes a two-year covenant not to compete or disclose confidential information, as required by his offer letter.

(4)
In connection with a Qualifying Termination within 18 months following a Change in Control, that portion of unvested RSUs that would otherwise have become vested and exercisable in the three fiscal years (or, if shorter, the remaining initial years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination. Represents the aggregate fair market value, as determined by the Compensation Committee in accordance with its equity grant policy, of unvested PSUs outstanding on December 30, 2016. Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

(5)
Represents a lump sum severance payment equal to one year of base salary and cash bonus at target as specified in the executive's Executive Retention Agreement. Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

(6)
The vesting of Mr. Guimarães's RSUs accelerates pursuant to the terms of the RSUs upon termination of employment without cause, death or termination due to disability prior to December 31, 2017.

(7)
The employment of Mr. Guimarães as President and Chief Operating Officer terminated effective March 23, 2017. On March 28, 2017, we entered into a Separation Agreement and General Release (the "Separation Agreement") with Mr. Guimarães. Mr. Guimarães will remain employed and provide transition services until June 30, 2017, or such earlier or later date determined by the Company. Pursuant to the Separation Agreement, and consistent with the existing terms of Mr. Guimarães's employment letter with the Company and equity compensation award agreements, the Company will provide Mr. Guimarães a lump sum separation payment of $2,083,837 (which is the sum of his current base salary of $906,016 and target bonus of $1,177,821) after his termination of employment and accelerate vesting of 73,437 restricted stock units. The vested restricted stock units will be paid within 60 days after his date of termination. The Company will also pay to Mr. Guimarães the following accrued but unpaid bonuses at the same time the Company pays bonuses to its executives: (i) $1,245,192 earned for 2016 performance under the 2016 Annual Incentive Plan; and (ii) $1,000,000 earned for 2016 performance under the 2015 - 2017 Laureate Executive Cash Long Term Bonus Plan. Mr. Guimarães holds outstanding performance share units and a nonqualified stock option. There will be no accelerated vesting of either the performance share units or option in connection with termination of Mr. Guimarães's employment. Unvested units and stock options will terminate upon termination of employment of Mr. Guimarães.

DIRECTOR COMPENSATION

        The following table summarizes the compensation paid to or earned by our directors in 2016. We have omitted from this table the columns for Options Awards, Non-Equity Incentive Plan Compensation and Change in Pension Value and Nonqualified Deferred Compensation Earnings, as no amounts are required to be reported in any of those columns for any director during 2016.

        Each non-employee director is entitled to receive an annual retainer of $50,000. This retainer may be paid in the form of cash, common stock or RSUs, at the election of the director. The number of shares of common stock or RSUs is determined based on the fair market value of our common stock on the date of board approval, with vesting quarterly in arrears. Newly elected, non-employee, independent directors may elect to receive shares equal to up to three additional years of annual retainers at the time of their initial election to our board of directors and may elect to defer vesting of these shares. Each director who is subject to U.S. federal income taxes and is not contractually obligated to remit his director compensation to the Wengen Investor on whose behalf he serves is eligible to participate in our Post-2004 DCP and defer receipt of his annual compensation in accordance with the terms of the Post-2004 DCP. No Wengen-affiliated director deferred any portion of his 2016 compensation.

        In addition, our compensation program for non-employee independent directors provided for the following annual cash retainers in 2016, which were paid quarterly in arrears.

	Member	Chair
Audit Committee	$15,000	$25,000
Compensation Committee	$10,000	$20,000
Committee on Education	$10,000	$50,000

        Newly elected, non-employee, independent directors are also eligible to receive an annual stock retainer worth $120,000, in the form of restricted shares or RSUs, with the number of shares determined based on the fair market value of our common stock as determined by the Compensation Committee in accordance with its equity grant policy on the initial issuance date. Newly elected, non-employee, independent directors may elect to receive restricted shares or RSUs equal to up to three additional years of annual stock retainers at the time of their initial election to our board of directors and may elect to defer vesting of these shares.

        In April 2016, the Compensation Committee approved additional cash compensation for the Company's non-employee, independent directors. For non-employee, independent directors first receiving a stock retainer in 2013, the Compensation Committee approved a one-time additional cash payment of $165,000, payable in 2016. For non-employee, independent directors first receiving a stock retainer in 2014, the Compensation Committee approved a one-time additional cash payment of $165,000, payable in January 2017, in each case provided the director continues to serve on the payment date. Beginning in 2017, non-employee, independent directors will be eligible to receive an annual retainer in an aggregate amount equal to $225,000 per year. The annual retainer will be payable 50% in cash and 50% in shares of restricted stock, with the number of shares of restricted stock determined based on the fair market value of our common stock on the grant date. The shares of restricted stock will vest quarterly in arrears.

        None of our directors received separate compensation for attending meetings of our board of directors or any committees thereof. Our CEO, Mr. Becker, is the only director who is also an employee of Laureate. Mr. Becker is not entitled to separate compensation for his service on our board of directors. Non-employee directors are reimbursed for travel and other expenses directly related to director activities and responsibilities.

 2016 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Douglas L. Becker(1)	—	—		—	—
Brian F. Carroll(2)	27,500	49,915	(3)	—	77,415
Andrew B. Cohen(4)	—	49,915	(3)	—	49,915
Darren M. Friedman(5)	60,000	—		—	60,000
John A. Miller(6)	—	49,915	(3)	—	49,915
George Muñoz(7)	190,000	—		—	190,000
Judith Rodin(8)	215,000	—		—	215,000
Jonathan D. Smidt(9)	15,000	49,915	(3)	—	64,915
Ian K. Snow(10)	65,000	—		—	65,000
Steven M. Taslitz(11)	60,000	—		—	60,000
Quentin Van Doosselaere(12)	10,000	49,915	(3)	—	59,915
Robert B. Zoellick(13)	—	—		—	—

(1)
Mr. Becker is not entitled to receive compensation for his service on our Board of Directors.

(2)
Mr. Carroll received $7,500 in cash as committee fees. Mr. Carroll elected to receive his annual retainer in stock.

(3)
Each director who elected to receive his annual retainer in stock received 2,151 shares of our common stock. All of these shares were fully-vested on December 31, 2016.

(4)
Mr. Cohen elected to receive his annual retainer in stock. Mr. Cohen was required by prior agreement with Cohen Private Ventures to have all shares issued in payment of his director's fees issued to Cohen Private Ventures. Therefore, we issued to Cohen Private Ventures 2,151 shares of our common stock as compensation for Mr. Cohen's services as a director during 2016.

(5)
Mr. Friedman received $10,000 in cash as committee fees and elected to receive his $50,000 annual retainer in cash. Mr. Friedman was required by prior agreement with StepStone to have his 2016 director's fees paid to StepStone.

(6)
Mr. Miller elected to receive his annual retainer in stock.

(7)
Mr. Muñoz received $25,000 in cash as committee fees. Mr. Muñoz also elected to receive director compensation for 2013 - 2016 in an initial grant of 19,698 restricted shares on June 28, 2013. These restricted shares are issued and outstanding at December 31, 2016 but 4,924 shares are subject to transfer restrictions and substantial risk of forfeiture until the vesting criteria associated with the restricted shares will have been met on March 6, 2017. Notwithstanding the foregoing sentence, if Mr. Muñoz's service as a director terminates because of death or disability, any portion of these restricted shares that were granted in consideration of his service prior to or during the calendar year in which such death or disability occurs will become vested and nonforfeitable on the termination date, and the balance of the unvested restricted shares will terminate without becoming vested. Mr. Muñoz received a one-time $165,000 cash payment during 2016.

(8)
Dr. Rodin received $50,000 in cash as committee fees. Dr. Rodin elected to receive director compensation for 2013 - 2016 in an initial grant of 19,698 shares of restricted stock on August 6, 2013. These restricted shares are issued and outstanding at December 31, 2016 but 4,924 shares are subject to transfer restrictions and substantial risk of forfeiture until the vesting criteria associated with the restricted shares will have been met on March 6, 2017. Notwithstanding the foregoing sentence, if Dr. Rodin's service as a director terminates because of death or disability, any portion of these restricted shares that were granted in consideration of her service prior to or during the calendar year in which such death or disability occurs will become vested and nonforfeitable on the termination date, and the balance of the unvested restricted shares will terminate without becoming vested. Dr. Rodin received a one-time $165,000 cash payment during 2016.

(9)
Mr. Smidt received $15,000 in cash as committee fees. Mr. Smidt elected to receive his annual retainer in stock.

(10)
Mr. Snow received $15,000 in cash as committee fees and elected to receive his $50,000 annual retainer in cash. Mr. Snow was required by prior agreement with Snow Phipps to have his 2016 director's fees paid to Snow Phipps.

(11)
Mr. Taslitz received $10,000 in cash as committee fees and elected to receive his $50,000 annual retainer in cash. Mr. Taslitz was required by prior agreement with Sterling Partners to have his director's fees paid to Sterling Partners or an affiliate of its choosing. As a result of the Founders' Agreement, each Sterling Founder, including Mr. Taslitz, is entitled to receive an equal share of, on an after tax basis, any dividends on, or the proceeds from the sale of, the EPI Shares and the shares of our Class B common stock underlying the EPI Options. These prospective proceeds are not included in the compensation set forth in the table above.

(12)
Mr. Van Doosselaere received $10,000 in cash as committee fees. Mr. Van Doosselaere elected to receive his annual retainer in stock. Mr. Van Doosselaere was required by prior agreement with Bregal to have all shares issued in payment of his director's fees issued to Bregal. Therefore, we issued to Bregal 2,151 shares of our common stock as compensation for Mr. Van Doosselaere's services as a director during 2016.

(13)
Mr. Zoellick elected to receive director compensation for 2014, 2015 and 2016 in an initial grant of 18,558 shares of restricted stock on July 15, 2014. The fair market value of our common stock on the grant date as determined by the Compensation Committee in accordance with its equity grant policy was $29.92 per share. These restricted shares are issued and outstanding at December 31, 2016 but were subject to transfer restrictions and substantial risk of forfeiture until the vesting criteria associated with the restricted shares was met. All of these restricted shares vested and became nonforfeitable on January 1, 2017. Mr. Zoellick also will receive a $165,000 one-time cash payment in January 2017.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        Steven Taslitz, a member of the Compensation Committee, is the Senior Managing Director of Sterling Partners, and Douglas Becker, our Chairman and CEO, is a director of Sterling Fund Management, LLC, the management affiliate of Sterling Partners. During 2016, no other members of the Compensation Committee (i) had a relationship with us other than as a director and, in certain cases, a stockholder nor (ii) was (A) an officer or employee or a former officer, (B) a participant in a "related person" transaction or (C) an executive officer of another entity where one of our executive officers served on the board of directors. See "Certain Relationships and Related Transactions, and Director Independence" in the Form 10-K for a discussion of certain transactions to which affiliates of the members of the Compensation Committee were party.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in this Information Statement.

COMPENSATION COMMITTEE
Brian F. Carroll
Steven M. Taslitz (no longer serving on the Compensation Committee as of March 8, 2017)
Darren M. Friedman (no longer a member of the Board of Directors as of February 6, 2017)
Andrew B. Cohen*
William L. Cornog*
Pedro del Corro*
George Muñoz*

*
Joined the Compensation Committee as of March 8, 2017.

        This report shall not constitute "soliciting material," shall not be deemed "filed" with the SEC and is not to be incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        We are subject to the reporting and information requirements of the Exchange Act, and as a result file reports, proxy statements and other information with the SEC. These periodic reports, proxy statements and other information are available for inspection and copying at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements and other information regarding registrants, such as Laureate Education, Inc., that file electronically with the SEC. We also maintain a website at www.laureate.net, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not part of this Information Statement on Schedule 14C.

OTHER MATTERS

  Other Business

        The Board knows of no other matters other than those described in this Information Statement that have been approved or considered by the Majority Holder.

  Stockholders Sharing an Address

        The Company will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Furthermore, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement by contacting the Company at: Laureate Education, Inc., 650 South Exeter Street, Baltimore, MD 21202, Attention: General Counsel, or by calling (410) 843-6100. Conversely, if multiple stockholders sharing an address receive multiple

Information Statements and wish to receive only one, such stockholders can notify the Company at the address or phone number set forth above.

Dated: June 30, 2017

BY ORDER OF THE BOARD OF DIRECTORS,
Douglas L. Becker Chairman and Chief Executive Officer

APPENDIX A

LAUREATE EDUCATION, INC.
AMENDED AND RESTATED 2013 LONG-TERM INCENTIVE PLAN

i

ii

LAUREATE EDUCATION, INC.
AMENDED AND RESTATED 2013 LONG-TERM INCENTIVE PLAN

1.    History; Effective Date.

        LAUREATE EDUCATION, INC., a Maryland corporation ("Laureate"), adopted its 2013 Long-Term Incentive Plan (the "2013 Plan") by action of the Board of Directors of Laureate (the "Board") on June 13, 2013, as a successor plan to Laureate's 2007 Stock Incentive Plan for Key Employees of Laureate Education, Inc. and its Subsidiaries (the "2007 Plan"). No further awards were made under the 2007 Plan after the date on which the 2013 Plan was approved by the stockholders of Laureate (the "Original Effective Date"). The 2013 Plan is hereby amended and restated in the form provided herein (the "Plan"), effective as of June 19, 2017 (the "Effective Date"), subject to shareholder approval.

2.    Purposes of the Plan.

        The Plan is designed:

          (a)   to promote the long term financial interests and growth of Laureate and its Subsidiaries (collectively, the "Company") by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company's business;

          (b)   to motivate management personnel by means of growth-related incentives to achieve long-range goals; and

          (c)   to further the alignment of interests of Participants with those of the stockholders of Laureate through opportunities for increased stock or stock-based ownership in Laureate.

        Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based or cash awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.

3.    Terminology.

        Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.

4.    Administration.

        (a)    Administration of the Plan.     The Plan shall be administered by the Administrator.

        (b)    Powers of the Administrator.     The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:

            (i)  determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;

           (ii)  determine the types of Awards to be granted any Eligible Individual;

          (iii)  determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;

          (iv)  determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock,

  (D) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant's Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;

           (v)  subject to Section 15, modify, amend or adjust the terms and conditions of any Award;

          (vi)  accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made to any Award intended to qualify for the Section 162(m) Exemption that would result in the loss of such exemption or shall be made to any Award that is considered "deferred compensation" within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;

         (vii)  determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

        (viii)  for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of local or foreign (non-United States) jurisdictions, adopt, amend, modify, administer or terminate sub-plans and special provisions or supplements applicable to Awards regulated by the laws of a jurisdiction outside of the United States, which sub-plans, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;

          (ix)  establish any "blackout" period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;

           (x)  determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;

          (xi)  administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;

         (xii)  establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;

        (xiii)  correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall deem it desirable to carry it into effect; and

        (xiv)  otherwise administer the Plan and all Awards granted under the Plan.

        (c)    Delegation of Administrative Authority.     To the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of Laureate or any Subsidiary the Administrator's duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are "covered employees" within the meaning of Section 162(m) of the Code or officers under Section 16 of the Exchange Act.

        (d)    Non-Uniform Determinations.     The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

        (e)    Limited Liability; Advisors.     To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, Laureate, and the officers and directors of Laureate shall be entitled to rely upon the advice, opinions or valuations of any such persons.

        (f)    Indemnification.     To the maximum extent permitted by law, by Laureate's charter and by-laws, and by any directors' and officers' liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of Laureate or a Subsidiary shall be indemnified by Laureate against any and all liabilities and expenses, including the advance of expenses under the procedures and to the full extent permitted by law, to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.

        (g)    Effect of Administrator's Decision.     All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including Laureate, its stockholders, any Participants and any other employee, consultant, or director of Laureate and its Subsidiaries, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of Laureate shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.

5.    Shares Issuable Pursuant to Awards.

        (a)    Initial Share Pool.     Subject to adjustment pursuant to Section 10 of the Plan, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan (the "Share Pool") shall be equal to 14,713,960 shares of Common Stock.

        (b)    Adjustments to Share Pool.     The Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:

            (i)  The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;

           (ii)  The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Class A or Class B Common Stock underlying or used as a reference measure for any Award or portion of an Award granted under this Plan or the 2007 Plan that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, and by the number of shares of Class A or Class B Common Stock used as a reference measure for any Award granted under this Plan or the 2007 Plan that are not issued upon settlement of such Award either due to a net settlement or otherwise;

          (iii)  The Share Pool shall be increased, on the forfeiture date, by the number of shares of Class A or Class B Common Stock that are forfeited back to Laureate after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award granted under this Plan or the 2007 Plan;

          (iv)  The Share Pool shall be increased, on the exercise date, by the number of shares of Class A or Class B Common Stock withheld by or surrendered (either actually or through attestation) to Laureate in payment of the exercise price of any Award granted under this Plan or the 2007 Plan; and

           (v)  The Share Pool shall be increased, on the relevant date, by the number of shares of Class A or Class B Common Stock withheld by or surrendered (either actually or through attestation) to Laureate in payment of the Tax Withholding Obligation that arises in connection with any Award granted under this Plan or the 2007 Plan.

        (c)    ISO Limit.     Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to 14,713,960 shares of Common Stock.

        (d)    Code Section 162(m) Individual Limits.     Subject to adjustment pursuant to Section 10 of the Plan:

            (i)  the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 2,500,000 shares;

           (ii)  the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Performance Awards is, in the aggregate, 1,500,000 shares;

          (iii)  in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Shares or Other Stock-Based or Cash Awards, the maximum cash amount payable thereunder is the amount equal to the number of shares made subject to the Award, as limited by Section 5(d)(ii), multiplied by the Fair Market Value as determined as of the payment date; and

          (iv)  in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Units or Other Stock-Based or Cash Awards, the maximum cash amount payable under such Performance Units or Other Stock-Based or Cash Awards is, in the aggregate, $10,000,000;

        provided, however, that each of the limitations set forth above in clauses (i), (ii) and (iii) of this Section 5(d) shall be multiplied by two when applied to Awards granted to any individual during the calendar year in which such individual first commences service with Laureate or an Affiliate; and provided, further, that the limitations set forth above in clauses (ii) and (iii) of this Section 5(d) shall be multiplied by the number of calendar years over which the applicable Performance Period spans (in whole or in part), if the Performance Period is longer than 12 months' duration, when applied to Performance Awards. If an Award is terminated, surrendered or cancelled in the same year in which it was granted, such Award nevertheless will continue to be counted against the limitations set forth above in this Section 5(d) for the calendar year in which it was granted.

        (e)    Source of Shares.     The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under Laureate's charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.

        (f)    Share Conversion.     Certain outstanding Awards under the 2013 Plan and 2007 Plan related to Class B Common Stock. When shares of Class B Common Stock are returned to this Plan under Section 5(b), the shares shall be converted to Class A Common Stock on a one-for-one basis under the Plan for future grants.

6.    Participation.

        Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for Laureate or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

7.    Awards.

        (a)    Awards, In General.     The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered and/or communicated to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Laureate and the Participant receiving the Award (including by electronic delivery and/or electronic signature).

        (b)    Stock Options.

          (i)    Grants.    A stock option means a right to purchase a specified number of shares of Common Stock from Laureate at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of Laureate or of any current or hereafter existing "parent corporation" or "subsidiary corporation," as defined in Sections 424(e) and 424(f) of the Code, respectively, of Laureate, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.

          (ii)    Exercise.    Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years' duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by Laureate or a Subsidiary or with which Laureate or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.

          (iii)    Termination of Service.    Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant's stock options shall be forfeited upon his or her Termination of Service.

          (iv)    Additional Terms and Conditions.    The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.

        (c)    Limitation on Reload Options.     The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to Laureate in payment of the exercise price or any tax withholding obligation under any other stock option.

        (d)    Stock Appreciation Rights.

          (i)    Grants.    The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by Laureate or a Subsidiary or with which Laureate or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.

          (ii)    Exercise.    Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years' duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by Laureate of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

          (iii)    Termination of Service.    Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant's stock appreciation rights shall be forfeited upon his or her Termination of Service.

          (iv)    Additional Terms and Conditions.    The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.

        (e)    Repricing.     Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving Laureate (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be cancelled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by Laureate's shareholders.

        (f)    Stock Awards.

          (i)    Grants.    The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, "Stock Awards") on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.

          (ii)    Vesting.    Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the grant or vesting of a Stock Award upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Stock Award as a Qualified Performance-Based Award. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

          (iii)    Rights of a Stockholder; Dividends.    Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Regular cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall either be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that was granted as a Performance Award shall be held by Laureate and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Laureate shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant's name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Laureate.

          (iv)    Termination of Service.    Except as provided otherwise in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to

  Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (v)    Additional Terms and Conditions.    The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.

        (g)    Stock Units.

          (i)    Grants.    The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Restricted Stock Units represent a contractual obligation by Laureate to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.

          (ii)    Vesting and Payment.    Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the vesting and/or lapse of risk of forfeiture of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Award of Restricted Stock Units as a Qualified Performance-Based Award. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Laureate, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

          (iii)    No Rights of a Stockholder; Dividend Equivalents.    Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of Laureate with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.

          (iv)    Termination of Service.    Except as provided herein or in the applicable Award Agreement, upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted

  Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

          (v)    Additional Terms and Conditions.    The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.

        (h)    Performance Shares and Performance Units.

          (i)    Grants.    The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units may include cash incentive awards granted in connection with Laureate's annual or long term incentive programs. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.

          (ii)    Performance Criteria.    The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The Administrator may, prior to or at the time of grant, designate an Award of Performance Shares or Performance Units as a Qualified Performance-Based Award. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

          (iii)    Additional Terms and Conditions.    The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.

        (i)    Other Stock-Based or Cash Awards.     The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based or Cash Awards on such terms and conditions as the Administrator may determine, including, without limitation, Cash Awards in connection with any short-term or long-term cash incentive program established by Laureate or an Affiliate. Other Stock-Based or Cash Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based or Cash Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock-Based or Cash Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.

        (j)    Qualified Performance-Based Awards.

          (i)    Stock Options and Stock Appreciation Rights.    The provisions of the Plan are intended to ensure that all stock options and stock appreciation rights granted hereunder to any Participant who is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such stock option or stock appreciation right is expected to be deductible to Laureate or an Affiliate qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards, and the Plan shall be interpreted and operated consistent with that intention.

          (ii)    Grant Process for Performance Awards.    When granting any Award other than a stock option or stock appreciation right, the Administrator may designate such Award as a Qualified Performance-Based Award, based upon a determination that (A) the recipient is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to such Award and (B) the Administrator wishes such Award to qualify for the Section 162(m) Exemption. For any Award so designated as a Qualified Performance-Based Award, the Administrator shall take steps to ensure that the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of "outside directors" (within the meaning of Section 162(m) of the Code) and that the Performance Goals be established, in writing, by the Administrator within the time period prescribed by Section 162(m) of the Code). The Performance Goals established by the Administrator for each Qualified Performance-Based Award shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Administrator may retain in an Award Agreement the discretion to reduce (but not to increase) the amount or number of Qualified Performance-Based Awards which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Administrator shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals.

          (iii)    Certification and Payment.    Following completion of the applicable Performance Period, and prior to any, as applicable, grant, vesting, lapse of restrictions on or payment of a Qualified Performance-Based Award, the Administrator shall determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Administrator at which certification is made shall be sufficient to satisfy the requirement of a written certification. No Qualified Performance-Based Awards will be granted, become vested, have restrictions lapse or be paid, as applicable, for a Performance Period until such certification is made by the Administrator. The amount of a Qualified Performance-Based Award actually granted, vested, or paid to a Participant, or on which restrictions shall lapse, may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Administrator to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period or otherwise, subject to the terms and conditions of the applicable Award Agreement.

          (iv)    Performance Goals.    Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. GAAP, non-GAAP or other objective standards in a manner consistent with Laureate's or its Affiliate's established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. In addition, to the extent consistent with the requirements of the Section 162(m) Exemption, the Administrator may provide at the time Performance Goals are established for Qualified Performance-Based Awards that the manner in which such Performance Goals are to be calculated or measured may take into account, or ignore, capital costs, interest, taxes, depreciation and amortization and other factors over which the Participant has no (or limited) control including, but not limited to, restructurings, discontinued operations, impairments, changes in foreign currency exchange rates, certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses), unusual or infrequently occurring events or transactions, industry margins, general economic conditions, interest rate movements and the cumulative effects of tax or accounting changes.

          (v)    Non-delegation.    No delegate of the Administrator is permitted to exercise authority granted to the Administrator under Section 4 to the extent that the exercise of such authority by the delegate would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

        (k)    Awards to Participants Outside the United States.     The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who otherwise are subject to (or could cause Laureate or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.

        (l)    Limitation on Dividend Reinvestment and Dividend Equivalents.     Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(l).

8.    Withholding of Taxes.

        Participants and holders of Awards shall pay to Laureate or its Subsidiary, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of Laureate under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to Laureate and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the amount required to be withheld for tax or social insurance contribution purposes (at the statutory minimum rate or such other rate as would not result in adverse accounting consequences, as determined by the Administrator), all in accordance with such procedures as the Administrator establishes. Laureate or its Subsidiary may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.

9.    Transferability of Awards.

        (a)    General Nontransferability Absent Administrator Permission.     Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. Except as otherwise determined by the Administrator, an Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant's guardian or legal representative. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any Laureate stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.

        (b)    Administrator Discretion to Permit Transfers Other Than For Value.     Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant's Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value. For purposes of this Section 9, "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.

10.    Adjustments for Corporate Transactions and Other Events.

        (a)    Mandatory Adjustments.     In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting Laureate (each, a "Corporate Event") or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of Laureate (each, a "Share Change") that occurs at any time after adoption of this Plan by the Board, the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan,

(iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

        (b)    Discretionary Adjustments.     In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of Laureate receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Laureate and securities of entities other than Laureate) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof ("Substitute Awards").

        (c)    Adjustments to Performance Goals.     The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or infrequently occurring events or transactions, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in Laureate's consolidated financial statements, notes to the consolidated financial statements, management's discussion and analysis or other Laureate filings with the Securities and Exchange Commission; provided, however, that, except in connection with death, Disability or a Change in Control, no such adjustment shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Laureate or the applicable subsidiary, business segment or other operational unit of Laureate or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable; provided, however, that, except in connection with death, Disability or a Change in Control, no such modification shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award.

        (d)    Statutory Requirements Affecting Adjustments.     Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered "deferred compensation" subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to

Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.

        (e)    Liquidation.     Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the liquidation, dissolution or winding up of Laureate.

11.    Change in Control Provisions.

        (a)    Termination of Awards.     Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:

            (i)  the outstanding Awards of stock options and stock appreciation rights the vesting or exercisability conditions on which are then solely time-based and not subject to achievement of Performance Goals shall, to the extent such Awards would have vested and become exercisable on or prior to the third anniversary of the effective time of such Change in Control had these Awards not been terminated pursuant to this Section 11(a) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the effective time of the Change in Control, become exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;

           (ii)  the outstanding Awards of stock options and stock appreciation rights the vesting or exercisability conditions on which are then subject to achievement of Performance Goals shall, to the extent such Awards would have otherwise vested and become exercisable had the Company achieved the target Performance Goals in the three fiscal years ending coincident with or immediately subsequent to the effective time of such Change in Control (other than any portion of those Awards which would have vested during said time period only pursuant to any catch-up provisions in the Award Agreements) had these Awards not been terminated pursuant to this Section 11(a) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the effective time of the Change in Control, become exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;

          (iii)  the outstanding shares of Restricted Stock with respect to which the vesting, forfeiture risk or lapse restrictions thereon is then solely time-based and not subject to achievement of Performance Goals shall, to the extent such shares would have become vested and free of forfeiture risk and lapse restrictions on or prior to the third anniversary of the effective time of such Change in Control had these Awards not been terminated pursuant to this Section 11(a) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the effective time of the Change in Control, become vested, free of forfeiture risk and lapse restrictions and the shares of Restricted Stock that remain unvested after giving effect to the foregoing shall be forfeited for no consideration;

          (iv)  the outstanding shares of Restricted Stock with respect to which the vesting, forfeiture risk or lapse restrictions thereon is then subject to achievement of Performance Goals shall, to the extent such shares would have become vested and free of forfeiture risk and lapse restrictions had the Company achieved the target Performance Goals in the three fiscal years ending coincident with or immediately subsequent to the effective time of such Change in Control (other than any portion of those Awards which would have vested during said time period only pursuant to any catch-up provisions in the Award Agreements) had these Awards not been terminated pursuant to this Section 11(a) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the effective time of the Change in Control, become vested, free of forfeiture risk and lapse restrictions and the shares of Restricted Stock that remain unvested, if any, after giving effect to the foregoing shall be forfeited for no consideration;

           (v)  the outstanding Restricted Stock Units, Performance Shares and Performance Units with respect to which the vesting or earning thereof is then solely time-based and not subject to achievement of Performance Goals shall, to the extent such Awards would have become vested or earned on or prior to the third anniversary of the effective time of such Change in Control had these Awards not been terminated pursuant to this Section 11(a) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the effective time of the Change in Control, become vested and earned and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code and the unearned balance, if any, of such Awards after giving effect to the foregoing shall be forfeited for no consideration; and

          (vi)  the outstanding Restricted Stock Units, Performance Shares and Performance Units with respect to which the vesting or earning thereof is then subject to achievement of Performance Goals shall, to the extent such Awards would have become vested or earned had the Company achieved the target Performance Goals in the three fiscal years ending coincident with or immediately subsequent to the effective time of such Change in Control (other than any portion of those Awards which would have vested during said time period only pursuant to any catch-up provisions in the Award Agreements) had these Awards not been terminated pursuant to this Section 11(a) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the effective time of the Change in Control, become vested and earned and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code and the unearned balance, if any, of such Awards after giving effect to the foregoing shall be forfeited for no consideration.

        Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.

        (b)    Continuation, Assumption or Substitution of Awards.     Unless otherwise provided in the applicable Award Agreement, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance of Substitute Awards of, the surviving or successor entity or a parent thereof, then upon the Termination of Service of a Participant by Laureate, an Affiliate, or a successor to Laureate or an Affiliate, coincident with or during the 18-month period following a Change in Control other than for Cause, total and permanent disability or death:

            (i)  any outstanding Awards of stock options and stock appreciation rights granted under the Plan to the Participant, and any such Substitute Awards, the vesting or exercisability conditions on which are then solely time-based and not subject to achievement of Performance Goals shall, to the extent such Awards would have vested and become exercisable on or prior to the third anniversary of the Participant's Termination of Service assuming the Participant remained an Eligible Individual throughout such time period, immediately before the Participant's Termination of Service, become exercisable and the holders of such Awards will be permitted to exercise the

  Awards within ninety (90) days thereafter or during such longer period of time specified in the Award Agreement with respect to the circumstances that gave rise to the Participant's Termination of Service;

           (ii)  any outstanding Awards of stock options and stock appreciation rights granted under the Plan to the Participant, and any such Substitute Awards, the vesting or exercisability conditions on which are then subject to achievement of Performance Goals shall, to the extent such Awards would have vested and become exercisable had the Company achieved the target Performance Goals in the three fiscal years ending coincident with or immediately subsequent to the Participant's Termination of Service (other than any portion of those Awards which would have vested during said time period only pursuant to any catch-up provisions in the Award Agreements) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the Participant's Termination of Service, become exercisable and the holders of such Awards will be permitted to exercise the Awards within ninety (90) days thereafter or during such longer period of time specified in the Award Agreement with respect to the circumstances that gave rise to the Participant's Termination of Service;

          (iii)  the outstanding shares of Restricted Stock granted under the Plan to the Participant, and any such Substitute Awards, with respect to which the vesting, forfeiture risk or lapse restrictions thereon is then solely time-based and not subject to achievement of Performance Goals shall, to the extent such shares would have become vested and free of forfeiture risk and lapse restrictions on or prior to the third anniversary of the Participant's Termination of Service assuming the Participant remained an Eligible Individual throughout such time period, immediately before the Participant's Termination of Service, become vested, free of forfeiture risk and lapse restrictions and the shares of Restricted Stock that remain unvested after giving effect to the foregoing shall be forfeited for no consideration;

          (iv)  the outstanding shares of Restricted Stock granted under the Plan to the Participant, and any such Substitute Awards, with respect to which the vesting, forfeiture risk or lapse restrictions thereon is then subject to achievement of Performance Goals shall, to the extent such shares would have become vested and free of forfeiture risk and lapse restrictions had the Company achieved the target Performance Goals in the three fiscal years ending coincident with or immediately subsequent to the Participant's Termination of Service (other than any portion of those Awards which would have vested during said time period only pursuant to any catch-up provisions in the Award Agreements) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the Participant's Termination of Service, become vested, free of forfeiture risk and lapse restrictions and the shares of Restricted Stock that remain unvested, if any, after giving effect to the foregoing shall be forfeited for no consideration;

           (v)  the outstanding Restricted Stock Units, Performance Shares and Performance Units granted under the Plan to the Participant, and any such Substitute Awards, with respect to which the vesting or earning thereof is then solely time-based and not subject to achievement of Performance Goals shall, to the extent such Awards would have become vested or earned on or prior to the third anniversary of the Participant's Termination of Service assuming the Participant remained an Eligible Individual throughout such time period, immediately before the Participant's Termination of Service, become vested and earned and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code and the unearned balance, if any, of such Awards after giving effect to the foregoing shall be forfeited for no consideration;

          (vi)  the outstanding Restricted Stock Units, Performance Shares and Performance Units granted under the Plan to the Participant, and any such Substitute Awards, with respect to which the vesting or earning thereof is then subject to achievement of Performance Goals shall, to the extent such Awards would have become vested or earned had the Company achieved the target Performance Goals in the three fiscal years ending coincident with or immediately subsequent to the Participant's Termination of Service (other than any portion of those Awards which would have vested during said time period only pursuant to any catch-up provisions in the Award Agreements) assuming the Participant remained an Eligible Individual throughout such time period, immediately before the Participant's Termination of Service, become vested and earned and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code and the unearned balance, if any, of such Awards after giving effect to the foregoing shall be forfeited for no consideration; and

         (vii)  subject to Section 15, the Administrator may also make additional adjustments and/or settlements of outstanding Awards granted to the Participant or any Substitute Awards as it deems appropriate and consistent with the Plan's purposes.

        (c)    Other Permitted Actions.     In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.

        (d)    Section 409A Savings Clause.     Notwithstanding the foregoing, if any Award is considered to be a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.

12.    Substitution of Awards in Mergers and Acquisitions.

        Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of Laureate or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with Laureate or a Subsidiary, or the acquisition by Laureate or a Subsidiary of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.

13.    Compliance with Securities Laws; Listing and Registration.

        (a)   The obligation of Laureate to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state and foreign (non-United States) securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which Laureate's securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Laureate's equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Laureate shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

        (b)   Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

        (c)   In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to Laureate in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.

14.    Section 409A Compliance.

        It is the intention of Laureate that any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither Laureate nor any of its Subsidiaries nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the "short term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant's separation from service, within the meaning of Section 409A of the Code, while the Participant is a "specified employee" (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by Laureate and its Subsidiaries) and which would otherwise be paid within six months after the Participant's separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant's separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant's estate following the Participant's death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).

15.    Plan Duration; Amendment and Discontinuance.

        (a)    Plan Duration.     The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) the day before the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before its termination date, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

        (b)    Amendment and Discontinuance of the Plan.     The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant's consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to Laureate or the Participant. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        (c)    Amendment of Awards.     The Administrator may unilaterally amend the terms of any Award granted under the Plan, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant's consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Subsidiaries. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant's consent.

16.    General Provisions.

        (a)    Non-Guarantee of Employment or Service.     Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Laureate or any Subsidiary or shall interfere in any way with the right of Laureate or any Subsidiary to terminate such service at any time with or without cause or notice, subject to applicable law, and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual's interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that Laureate is the Participant's employer or that the Participant has an employment relationship with Laureate.

        (b)    No Trust or Fund Created.     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Laureate and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from Laureate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Laureate.

        (c)    Status of Awards.     Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance, end-of-service or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of Laureate or any Subsidiary now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) Laureate or any Subsidiary and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.

        (d)    Subsidiary Employees.     In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, Laureate may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or cancelled after such issue or transfer of shares to the Subsidiary shall revert to Laureate.

        (e)    Governing Law and Interpretation.     The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect.

        (f)    Use of English Language.     The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.

        (g)    Recovery of Amounts Paid.     Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the "Recoupment Policy") and/or to any provisions set forth in the applicable Award Agreement under which Laureate may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.

        (h)    Repurchase of Shares.     The Administrator in its sole discretion may, but need not, from time to time extend an offer (each, a "Repurchase Offer") on behalf of the Company to holders of shares of Common Stock that were or will be acquired or received under an Award ("Award Shares")(which holders may include Family Members who received their Award Shares pursuant to a transfer effectuated in compliance with Section 9 of the Plan) to purchase some or all of their Award Shares under such terms and conditions as the Administrator shall determine, including without limitation the purchase date, purchase price, timing, medium and method of payment, holders to whom the offer is to be made, and allocation of shares to be purchased in the event of an oversubscription of the offer; provided, however, that no such Repurchase Offer shall apply to any Award Share that on the designated purchase date is unearned, unvested, or subject to a risk of forfeiture or other lapse restriction unless the Administrator accelerates the vesting and/or waives the earning conditions, risks of forfeiture and other restrictions on such Award Share; and provided, further, that no such Repurchase Offer shall extend to an Award Share if the purchase thereof would result in the imposition under Section 409A of the Code of any additional tax or underpayment interest liability. Shares of Common Stock that are acquired by the Company under a Repurchase Option shall not restore to the Share Pool except as otherwise provided under Section 5(b)(v) and/or Section 5(b)(vi).

17.    Glossary.

        Under this Plan, except where the context otherwise indicates, the following definitions apply:

        "Administrator" means the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and an "independent director" to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock, and with respect to any Award that is intended to be a Qualified Performance-Based Award, the Administrator shall consist of two or more directors, each of whom is intended to be, to the extent required by Section 162(m) of the Code, an "outside director" as defined under Section 162(m) of the Code. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.

        "Affiliate" means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Laureate or any successor to Laureate. For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

        "Award" means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based or Cash Award, whether granted under this Plan or the 2007 Plan.

        "Award Agreement" means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan. An Award Agreement for a Cash Award may consist of a resolution of the Administrator that memorializes the terms and conditions of such Award which are thereafter communicated to the Participant.

        "Board" means the Board of Directors of Laureate.

        "Cause" shall mean "Cause" as such term may be defined in any employment agreement in effect at the time of termination of employment between the Participant and Laureate, any of its Affiliates or a successor to Laureate or an Affiliate, or, if there is no such employment agreement or such term is not defined therein, "Cause" shall mean (i) gross negligence or willful malfeasance by the Participant in connection with the performance of his duties with respect to Laureate, any of its Affiliates or a successor to Laureate or an Affiliate, (ii) conviction of, or pleading guilty or nolo contendere to any felony, (iii) theft, embezzlement, fraud or other similar conduct by the Participant in connection with the performance of his or her duties with Laureate, any of its Affiliates or a successor to Laureate or an Affiliate, or (iv) a willful and material breach of any other applicable agreements with Laureate, any of its Affiliates or a successor to Laureate or an Affiliate including, without limitation, engaging in any action in breach of any applicable restrictive covenants.

        "Change in Control" means the first of the following to occur: (i) a Change in Ownership of Laureate or Wengen, or (ii) a Change in the Ownership of Assets of Laureate, as described herein and construed in accordance with Code section 409A.

            (i)  A "Change in Ownership of Laureate or Wengen" shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, in a single transaction or a series of related transactions, ownership of:

            (A)  the capital stock of Laureate that, together with the stock held by such Person or Group, constitutes more than 50% of the total voting power of the capital stock of Laureate. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total voting power of the capital stock of Laureate, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of Laureate or to cause a Change in Effective Control of Laureate (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which Laureate acquires its stock in exchange for property will be treated as an acquisition of stock; or

            (B)  partnership interests of Wengen that, together with the partnership interests held by such Person or Group, constitutes more than 50% of the partnership interests of Wengen. However, if any one Person is, or Persons Acting as a Group are, considered under the Wengen Limited Partnership Agreement, as the same is in effect from time to time, to own two percent (2%) or more of the partnership interests of Wengen on the Original Effective Date, the acquisition of additional partnership interests by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of Laureate or Wengen.

           (ii)  A "Change in the Ownership of Assets of Laureate" shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from Laureate that have a total gross fair market value equal to or more than 80% of the total gross fair market value of all of the assets of Laureate immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of Laureate, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

        The following rules of construction apply in interpreting the definition of Change in Control:

          (A)  A Person means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than (1) employee benefit plans sponsored or maintained by Laureate and by entities controlled by Laureate, (2) Wengen or entities controlled by Wengen, or (3) an underwriter of the capital stock of Laureate in a registered public offering.

          (B)  Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

          (C)  A Change in Control shall not include a transfer of assets to a related person as described in Code section 409A or a public offering of capital stock of Laureate.

          (D)  For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

        "Common Stock" means shares of Class A common stock of Laureate, par value $0.004 per share, and any capital securities into which they are converted, unless otherwise specified herein as Class B common stock of Laureate.

        "Company" means Laureate and its Subsidiaries, except where the context otherwise requires.

        "Compensation Committee" means the Compensation Committee of the Board.

        "Dividend Equivalent" means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

        "Eligible Individuals" means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, Laureate or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Laureate's securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from Laureate or a Subsidiary.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.

        "Fair Market Value" means, on a per Share basis as of any date, unless otherwise determined by the Administrator:

            (i)  if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;

           (ii)  if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or

          (iii)  if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.

        Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

        "Full Value Award" means an Award that results in Laureate transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which Laureate transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.

        "Incentive Stock Option" means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an "incentive stock option" within the meaning of Section 422 of the Code and otherwise meets the requirements to be an "incentive stock option" set forth in Section 422 of the Code.

        "Nonqualified Option" means any stock option that is not an Incentive Stock Option.

        "Other Stock-Based or Cash Award" means, with regard to a Stock-Based Award, an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures, and with regard to a Cash Award, an Award of cash, which need not be denominated or otherwise measured or valued in relation to shares of Common Stock and which may, but need not be, granted in connection with any short-term or long-term cash incentive program established by Laureate or an Affiliate.

        "Participant" means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.

        "Performance Award" means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units and may include Other Stock-Based or Cash Awards.

        "Performance Goals" means the performance goals established by the Administrator in connection with the grant of Awards based on performance criteria selected by the Administrator; provided, however, that in the case of Qualified Performance-Based Awards, such performance goals shall be based on the attainment of specified levels of one or more Performance Metrics. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of Laureate or any Affiliate, or a division or strategic business unit of Laureate, or may be applied to the performance of Laureate relative to a market index, a group of other companies, or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Administrator; provided, that the Administrator shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or infrequently occurring events or transactions affecting Laureate or any Affiliate or the financial statements of Laureate or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles provided that the Administrator's decision as to whether such adjustments will be made with respect to any "covered employee," within the meaning of Section 162(m) of the Code, is determined when the Performance Goals and targets are established for the applicable performance period.

        "Performance Metrics" means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies: revenue; sales; expenses; operating income; gross margin; operating margin; EBIT; EBITDA; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return; employee satisfaction; employee retention; market share; total enrollment; new enrollment; customer satisfaction; product development; research and development expenses; completion of an identified special project; and completion of a joint venture or other corporate transaction.

        "Performance Period" means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.

        "Performance Shares" means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

        "Performance Units" means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period. Performance Units may include cash incentive awards granted in connection with Laureate's annual or long-term incentive program.

        "Plan" means this Laureate Education, Inc. Amended and Restated 2013 Long-Term Incentive Plan, a continuation and amendment and restatement of the 2013 Plan, as set forth herein and as it may be amended from time to time.

        "Qualified Performance-Based Award" means an Award intended to qualify for the Section 162(m) Exemption.

        "Restricted Stock" means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

        "Restricted Stock Unit" means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).

        "Restriction Period" means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period).

        "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

        "Subsidiary" means any corporation or other entity in an unbroken chain of corporations or other entities beginning with Laureate if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a "separation from service" within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code , a "Subsidiary" of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.

        "2007 Plan" means Laureate's 2007 Stock Incentive Plan for Key Employees of Laureate Education, Inc. and its Subsidiaries.

        "Tax Withholding Obligation" means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.

        "Termination of Service" means the termination of the Participant's employment or consultancy with, or performance of services for, Laureate and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Laureate and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, "Termination of Service" shall mean a "separation from service" as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with Laureate and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with Laureate and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Laureate or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Laureate or any Subsidiary.

        "Unit" means a bookkeeping entry used by Laureate to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units expressed in terms of cash or Common Stock equivalents, and Performance Shares that are expressed in terms of units of Common Stock.

        "Wengen" means Wengen Alberta, Limited Partnership, a limited partnership formed under the laws of the province of Alberta, Canada.